As filed with the Securities and Exchange Commission on October 10, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

TRAQIQ, INC.

(Name of Registrant as Specified in its Charter)

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TRAQIQ, INC.

1931 Austin Drive

Troy, Michigan 48083

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholder:

The purpose of this letter is to inform you that the board of directors of TraQiQ, Inc., a California corporation (“we”, “us” or “our company”), and the holders of a majority of the outstanding shares of our issued and outstanding common stock, par value $0.0001 per share (our “Common Stock”), pursuant to a written consent in lieu of a meeting in accordance with our articles of incorporation and Section 1113 of the California General Corporation Law (the “CGCL”), approved the following actions:

(i)	a reincorporation of our company in the state of Nevada (the “Reincorporation”) through the merger (the “Reincorporation Merger”) of our company with and into Titan Environmental Solutions Inc., a wholly-owned, newly-formed Nevada subsidiary formed specifically for this purpose (“Titan Environmental”);

(ii)	the adoption by Titan Environmental of the Titan Environmental Solutions Inc. 2023 Equity Incentive Plan (the “Titan Incentive Plan”) effective upon the consummation of the Reincorporation Merger (see “Titan Environmental Solutions Inc. 2023 Equity Incentive Plan” in the attached Information Statement for additional information); and

(iii)	the authorization of an amendment to the Articles of Incorporation of Titan Environmental (the “Charter”) following the effective date of the Reincorporation Merger to (a) effect a reverse stock split (the “Reverse Stock Split”) of the common stock of Titan Environmental on the basis of one new share of common stock for up to 50 shares of old common stock, at the discretion of the board of directors of Titan Environmental at any time prior to the first anniversary of the effective date of the Reincorporation Merger and (b) at the discretion of the board of directors of Titan Environmental in connection with effecting the Reverse Stock Split, to reduce the number of authorized shares of common stock of Titan Environmental to number of shares not less than 110% of the number of outstanding shares of Titan Environmental common stock on a fully-diluted basis after effecting the Reverse Stock Split, as determined by the board of directors of Titan Environmental (see “The Reverse Stock Split” in the attached Information Statement for additional information).

Our board of directors and such shareholders approved the Reincorporation, the Titan Incentive Plan and the Reverse Stock Split in an effort to better position our company to attract capital as we seek to grow the business of our company in the waste management industry. Our board and such shareholders believe the actions taken will provide us with a more flexible capital structure and simplicity in corporate governance under Nevada law.

Implementing the Reincorporation will have, among other things, the following effects:

●	our corporate name will be changed to “Titan Environmental Solutions, Inc.”;

●	each share of our Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one share of common stock of Titan Environmental;

●	each share of our Series C Convertible Preferred Stock, par value $0.0001 per share (our “Series C Preferred Stock”) immediately prior to the effective time of the Reincorporation Merger, which is convertible into 100 shares of our Common Stock, will be converted into one share of Series A Convertible Preferred Stock of Titan Environmental, which has substantially the same rights and preferences as our Series C Preferred Stock;

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●	each Series A Right to Receive Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one Series A Right to Receive Common Stock of Titan Environmental, which has substantially the same rights and preferences as our Series A Rights to Acquire Common Stock;

●	each Series B Right to Receive Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one Series B Right to Receive Common Stock of Titan Environmental, which has substantially the same rights and preferences as our Series B Rights to Acquire Common Stock;

●	our outstanding warrants to purchase our Common Stock will automatically be assumed by Titan Environmental and will represent a warrant to acquire shares of common stock of Titan Environmental;

●	our authorized capital stock will be increased to 425,000,000 total shares, consisting of 400,000,000 shares of common stock, par value $0.0001 per share, and 25,000,000 shares of “blank check” preferred stock, par value $0.0001 per share, of which 630,900 shares shall be designated “Series A Convertible Preferred Stock”;

●	we will adopt the “Titan Environmental Solutions Inc. 2023 Equity Incentive Plan”;

●	our board of directors will be authorized to effect the Reverse Stock Split on the basis of one new share of common stock for up to 50 shares of old common stock, at the discretion of the board of directors, at any time prior to the first anniversary of the effective date of the Reincorporation Merger;

●	in connection with effecting the Reverse Stock Split, our board of directors will be authorized to amend the articles of incorporation of Titan Environmental to reduce the number of authorized shares of common stock to a number of shares, as determined by our board of directors, that is not less than 110% of the number of outstanding shares of common stock on a fully-diluted basis after giving effect to the Reverse Stock Split;

●	the persons presently serving as our executive officers and directors will continue to serve in such respective capacities following the effective time of the Reincorporation Merger; and

●	Our company will be governed by the laws of the State of Nevada and Articles of Incorporation and Bylaws will be adopted under the laws of the State of Nevada in the forms attached hereto as Exhibits B and C, respectively.

Notwithstanding approval of the Reincorporation by our shareholders, our board of directors may, in its sole discretion, determine not to effect, and to abandon, the Reincorporation without further action by our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until twenty (20) calendar days after the mailing of this Information Statement to our shareholders, at which time we may file with the California Secretary of State and the Nevada Secretary of State one or more certificates of merger and incorporation to effectuate the actions described above. The Reincorporation will be effective at such time after the expiration of the aforementioned twenty (20)-day period as our board of directors determines to be the appropriate effective time.

I encourage you to read the enclosed Information Statement, which is being provided to all of our shareholders. It describes the proposed corporate actions in detail.

Sincerely,

/s/ Glen Miller
Glen Miller
Chief Executive Officer
October 6, 2023

This Information Statement is dated October 6, 2023 and is first being mailed to shareholders of record of TraQiQ, Inc. on October 10, 2023.

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TraQiQ, Inc.

1931 Austin Drive

Troy, MI 48083

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF SHAREHOLDERS IS REQUIRED

IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY

We are distributing this Information Statement to shareholders of TraQiQ, Inc. (sometimes hereinafter referred to as “we”, “us”, “our company” or “TraQiQ”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the California General Corporation Law (sometimes referred to herein as the “CGCL”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights under the CGCL are afforded to our shareholders as a result of the corporate action described in this Information Statement. The record date for determining the shareholders entitled to receive this Information Statement has been established as of the close of business on October 5, 2023 (the “Record Date”).

OUTSTANDING VOTING SECURITIES

As of the Record Date, we had issued and outstanding 15,134,545 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 630,900 shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), constituting all of our company’s issued and outstanding capital stock. The Series C Preferred Stock is convertible into shares of our Common Stock on a one-for-one hundred basis, and each share of Series C Preferred Stock is entitled to 100 votes on all matters submitted to our common shareholders for approval. No other class of our preferred stock, par value $0.0001 per share (the “Preferred Stock”), was issued and outstanding at such date.

Section 603(a) of the CGCL provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The CGCL, however, requires that in the event an action is approved by written consent, a company must provide notice of the taking of any corporate action without a meeting to all stockholders who were entitled to vote upon the action but who have not consented to the action. On October 5, 2023, our board of directors approved, and on or about October 5, 2023, the holders of our Common Stock and Series C Preferred Stock representing more than a majority of the votes that would be necessary to approve the Reincorporation (as defined below) consented in writing without a meeting to, the matters described herein.

CORPORATE ACTIONS

The corporate actions described in this Information Statement will not afford shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

The purpose of this letter is to inform you that our board of directors and the holders of our issued and outstanding shares of Common Stock and Series C Preferred Stock, which are our only classes of capital stock entitled to vote on such matters, representing a majority of the total votes entitled to be cast by our shareholders, pursuant to a written consent in lieu of a meeting in accordance with our articles of incorporation and Section 603 of the CGCL, approved the following actions:

(i)	a reincorporation of our company in the state of Nevada (the “Reincorporation”) through the merger (the “Reincorporation Merger”) of our company with and into Titan Environmental Solutions Inc., a wholly-owned, newly-formed Nevada subsidiary formed specifically for this purpose (“Titan Environmental”);

(ii)	the adoption by Titan Environmental of the Titan Environmental Solutions Inc. 2023 Equity Incentive Plan (the “Titan Incentive Plan”) effective upon the consummation of the Reincorporation Merger (see “Titan Environmental Solutions Inc. 2023 Equity Incentive Plan” in the attached Information Statement for additional information); and

(iv)	the authorization of an amendment to the Articles of Incorporation of Titan Environmental (the “Charter”) following the effective date of the Reincorporation Merger to (a) effect a reverse stock split (the “Reverse Stock Split”) of the common stock of Titan Environmental on the basis of one new share of common stock for up to 50 shares of old common stock, at the discretion of the board of directors of Titan Environmental at any time prior to the first anniversary of the effective date of the Reincorporation Merger and (b) at the discretion of the board of directors of Titan Environmental in connection with effecting the Reverse Stock Split, to reduce the number of authorized shares of common stock of Titan Environmental to number of shares not less than 110% of the number of outstanding shares of Titan Environmental common stock on a fully-diluted basis after effecting the Reverse Stock Split, as determined by the board of directors of Titan Environmental (see “The Reverse Stock Split” for additional information).

Our board of directors and such shareholders approved the Reincorporation, the Titan Incentive Plan and the Reverse Stock Split in an effort to better position our company to attract capital as we seek to grow the business of our company in the waste management industry. Our board and such shareholders believe the actions taken will provide us with a more flexible capital structure and simplicity in corporate governance under Nevada law.

Implementing the Reincorporation will have, among other things, the following effects:

●	our corporate name will be changed to “Titan Environmental Solutions, Inc.”;

●	each share of our Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one share of common stock of Titan Environmental;

●	each share of our Series C Preferred Stock, which is convertible into 100 shares of our Common Stock, will be converted into one share of Series A Convertible Preferred Stock of Titan Environmental, which has substantially the same rights and preferences as our Series C Preferred Stock;

●	each of our Series A Rights to Receive Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one Series A Right to Receive Common Stock of Titan Environmental, which has substantially the same rights and preferences as our Series A Rights to Acquire Common Stock;

●	each of our Series B Rights to Receive Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one Series B Right to Receive Common Stock of Titan Environmental, which has substantially the same rights and preferences as our Series B Rights to Acquire Common Stock;

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●	our outstanding warrants to purchase our Common Stock will automatically be assumed by Titan Environmental and will represent a warrant to acquire shares of common stock of Titan Environmental;

●	our authorized capital stock will be increased to 425,000,000 total shares, consisting of 400,000,000 shares of common stock, par value $0.0001 per share, and 25,000,000 shares of “blank check” preferred stock, par value $0.0001 per share, of which 630,900 shares shall be designated “Series A Convertible Preferred Stock”;

●	we will adopt the Titan Incentive Plan (see “Titan Environmental Solutions Inc. 2023 Equity Incentive Plan” below for additional information);

●	our board of directors will be authorized to effect the Reverse Stock Split on the basis of one new share of common stock for up to 50 shares of old common stock, at the discretion of the board of directors, at any time prior to the first anniversary of the effective date of the Reincorporation Merger;

●	in connection with effecting the Reverse Stock Split, our board of directors will be authorized to amend the articles of incorporation of Titan Environmental to reduce the number of authorized shares of common stock to a number of shares, as determined by our board of directors, that is not less than 110% of the number of outstanding shares of common stock on a fully-diluted basis after giving effect to the Reverse Stock Split;

●	the persons presently serving as our executive officers and directors will continue to serve in such respective capacities following the effective time of the Reincorporation Merger; and

●	Our company will be governed by the laws of the State of Nevada and Articles of Incorporation and Bylaws will be adopted under the laws of the State of Nevada in the forms attached hereto as Exhibits B and C, respectively.

Notwithstanding approval of the Reincorporation by our shareholders, our board of directors may, in its sole discretion, determine not to effect, and to abandon, the Reincorporation without further action by our shareholders.

We will pay the expenses of furnishing this Information Statement to our shareholders, including the cost of preparing, assembling and mailing this Information Statement.

Capital Stock

As of the Record Date, there were issued and outstanding 15,134,545 shares of Common Stock (with the holder of each share having one vote) and 630,900 shares of Series C Preferred Stock (with the holder of each share having 100 votes). Pursuant to the CGCL, at least a majority of the voting equity of our company, or at least 39,112,273 votes (out of 78,224,545 total votes comprised of 15,134,545 Common Stock votes and 63,090,000 Series C Preferred Stock votes), is required to approve the Reincorporation by written consent. Stockholders who collectively hold 6,765,605 shares of Common Stock and 630,090 shares of Series C Preferred Stock (approximately 89.3% of the total voting equity of our company), have voted in favor of the Reincorporation, thereby satisfying the requirement under Section 603(a) of the CGCL that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the stockholders that voted in favor of the Reincorporation the Titan Incentive Plan and the Reverse Stock Split, the number of shares of Common Stock and Series C Preferred Stock held by such stockholders, the total number of votes that each such stockholder voted in favor of the Reincorporation, and the percentage of the issued and outstanding voting equity of our company voted in favor thereof.

Name of Stockholder	Number of Shares of Common Stock Held	Number of Shares of Series C Preferred Stock Held	Number of Votes held by Such Stockholder	Number of Votes that Voted in favor of the Reincorporation	Percentage of the Voting Equity that Voted in favor of the Reincorporation(1)
Titan 5, LLC	-	205,326	20,532,600	20,532,600	26.2%
Titan Holdings 2, LLC	-	159,826	15,982,600	15,982,600	20.4
Jeffrey Rizzo	-	251,710	25,171,000	25,171,000	32.3
William McCauley	-	14,038	1,403,800	1,403,800	1.8
Ajay Sikka	6,765,605	-	6,765,605	6,765,605	8.6
Total	6,765,605	630,900	69,855,605	69,855,605	89.3%

(1)	Based on 15,134,545 shares of Common Stock and 630,900 shares of Series C Preferred Stock issued and outstanding as of October 5, 2023, representing an aggregate of 78,224,545 votes that may be cast on any matter to be voted on by our equityholders.

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REINCORPORATION IN NEVADA

Background

Prior to January 1, 2023, our operations were concentrated in India, Southeast Asia and Latin America, and involved servicing business supply chains with last mile delivery and mobile commerce. In December 2022, we sold a substantial portion of that legacy business. On January 5, 2023, we acquired certain aerobic digestion technology solutions for the disposal of food waste at the point of generation and related data analytics with respect to food waste with the intention of engaging in the business of reducing the environmental impact of the waste management industry through the development and deployment of cost-effective technology solutions. On May 19, 2023, we acquired Titan Trucking, LLC, a company in the business of providing transportation and waste hauling services. We intend to continue to acquire assets or operating businesses in the waste management industry.

Our board of directors desires to execute the Reincorporation described herein for several reasons, including renaming our company to a name more suitable for our new business focus, reverse splitting our outstanding capital stock to prepare for future fundraising and the listing of our Common Stock on a national stock exchange and increased flexibility in connection with the operation and administration of our company as a result of certain statutory provisions and existing case law. We would like, in part, to be able to take advantage of certain provisions of Nevada law that, we believe, will give our planning more surety than available in California.

On October 5, 2023, our board of directors approved, and on or about October 5, 2023, the Consenting Shareholders consented in writing without a meeting to, the Reincorporation.

Questions and Answers

The following questions and answers are intended to respond to frequently asked questions concerning the Reincorporation in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:	Why does TraQiQ want to change its state of incorporation from California to Nevada?

A:	Our board of directors desires to execute the Reincorporation described herein for several reasons, including renaming our company to a name more suitable for our new business focus, reverse splitting our outstanding capital stock to prepare for future fundraising and the listing of our Common Stock on a national stock exchange and increased flexibility in connection with the operation and administration of TraQiQ as a result of certain statutory provisions and existing case law. We would like, in part, to be able to take advantage of certain provisions of Nevada law that we believe will give our planning more surety than available in California. Also, the Delaware courts have provided extensive case law with respect to corporate matters, which will provide our company greater predictability and reduce certain uncertainties and risks in conducting our business.

Q:	Why is TraQiQ not holding a meeting to approve the Reincorporation?

A:	Our board of directors has already approved the Reincorporation plan and the Reverse Merger, having received approval from the holders of issued and outstanding Common Stock and Series C Preferred Stock representing more than 50% of the votes entitled to be cast on the Reincorporation, Titan Incentive Plan and Reverse Stock Split proposals. Under the CGCL, our articles of incorporation and pertinent securities law standards, this transaction may be approved by written consent of a majority of the votes entitled to be cast. Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

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Q:	What are the principal features of the Reincorporation?

A:	The Reincorporation will be accomplished by a merger of our company with and into Titan Environmental, a wholly-owned, newly-formed subsidiary. In the merger, one share of common stock, par value $0.0001 per share, of Titan Environmental will be issued for each share of our Common Stock, and one share of Series A convertible preferred stock, par value $0.0001 per share, of Titan Environmental will be issued for each share of our Series C Preferred Stock, in either case that is held by our shareholders at the effective time of the Reincorporation.

Following the Reincorporation, the shares of our Common Stock will cease to trade on the OTC QB and shares of common stock of Titan Environmental issued to you in lieu thereof will begin trading in their place, under the new trading symbol “TESI”.

The Reincorporation will also change our corporate name to “Titan Environmental Solutions, Inc.” and increase our authorized capital stock to 425,000,000 shares, of which 400,000,000 will be common stock and 25,000,000 will be preferred stock, of which 630,900 shares will be designated Series A Convertible Preferred Stock.

In connection with the Reincorporation, we will adopt the Titan Incentive Plan, which will be a new equity incentive plan available for the issuance of equity incentives to our officers, directors, employees and consultants. Our board of directors will also be authorized to effect a reverse stock split of our common stock on the basis of one share for up to 50 outstanding shares, at the discretion of the board, at any time prior to the first anniversary of the effective date of the Reincorporation.

Q:	How does the Reincorporation affect my ownership of TraQiQ?

A:	After the Reincorporation Merger becomes effective, you will own the same percentage of the outstanding shares of common stock on a fully diluted basis, and the same percentage of the outstanding preferred stock, that you held immediately prior to the Reincorporation Merger. The terms of out outstanding common stock and outstanding preferred stock after the Reincorporation will be nearly identical to the terms of such classes of capital stock prior to the Reincorporation, except that such securities will be governed by Nevada law rather than by California law.

Q:	How does the Reincorporation affect the owners, officers, directors and employees of TraQiQ?

A:	Our officers, directors and employees will become the officers, directors and employees of Titan Environmental after the Reincorporation.

Q:	How does the Reincorporation affect the business of TraQiQ?

A:	Like our company now, immediately following the Reincorporation, Titan Environmental will continue at the same location and with the same assets under the name “Titan Environmental Solutions, Inc.” TraQiQ will cease to exist at the effective time of the Reincorporation Merger.

Q:	How do I exchange certificates of TraQiQ for certificates of Titan Environmental?

A:	After the Reincorporation, our transfer agent will send you documents necessary to exchange your stock certificates.

Q:	What happens if I do not surrender my certificates of TraQiQ?

A:	YOU ARE NOT REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF TRAQIQ TO RECEIVE SHARES OF TITAN ENVIRONMENTAL. All shares of our company outstanding after the effective date of the Reincorporation Merger continue to be valid. Until you receive exchange shares of our company, you are entitled to receive notice of or vote at shareholder meetings or receive dividends or other distributions on the shares of our company.

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Q:	What if I have lost my TraQiQ stock certificates?

A:	If you have lost your TraQiQ certificates, you should contact our transfer agent as soon as possible to have a new certificates issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

Equity Stock Transfer

237 West 37th Street, Suite 602

New York, NY 10018

Telephone: (212) 575-5757

E-Mail: nora@equitystock.com

Q:	Can I require TraQiQ to purchase my stock?

A:	No. Under the CGCL, you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:	Who paid the costs of Reincorporation?

A:	Our company will pay all of the costs of Reincorporation in Nevada, including the costs of printing and distributing this Information Statement and related legal and accounting services. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the Reincorporation.

Q:	Will I have to pay taxes on the new certificates?

A:	We believe that the Reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of Titan Environmental that you had in our Common Stock or Series C Preferred Stock, as the case may be. OF COURSE, EVERYONE’S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

The following discussion summarizes certain aspects of the Reincorporation of our company into Delaware. This summary does not include all of the provisions of the Plan and Agreement of Merger between our company and Titan Environmental, the form of which is attached hereto as Exhibit A (the “Merger Agreement”), the articles of incorporation of Titan Environmental (the “Titan Environmental Articles”), the form of which is attached hereto as Exhibit B , or the by-laws of Titan Environmental (the “Titan Environmental By-laws”), the form of which is attached hereto as Exhibit C. Copies of the articles of incorporation, as amended, and the by-laws of TraQiQ (the “TraQiQ Certificate” and the “TraQiQ By-laws,” respectively) are available for inspection at the principal office of our company and copies will be sent to shareholders upon request. THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, THE TITAN ENVIRONMENTAL ARTICLES, THE TITAN ENVIRONMENTAL BY-LAWS, AND THE APPLICABLE PROVISIONS OF CALIFORNIA CORPORATE LAW AND CHAPTER 78 OF NEVADA REVISED STATUTES.

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Principal Reasons for the Reincorporation in Nevada

We believe that the Reincorporation will give us a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law. Chapter 78 of Nevada Revised Statutes (the “NV Corporate Law”) is generally recognized as one of the most comprehensive and progressive state corporate statutes. Accordingly, to the extent the NV Corporate Law addresses matters of corporate concern more thoroughly than the corporate statutes of other states and is more reflective of current trends and developments in the business community, by reincorporating our company in Nevada, our company (through its successor, Titan Environmental) will be better suited to take advantage of business opportunities as they arise and to provide for its ever-changing business needs. In addition, there exists in Nevada a substantial body of case law with respect to corporate matters, including the governance of the internal affairs of a corporation and its relationships and contacts with others. This has brought about greater predictability under Nevada law and has therefore reduced the uncertainties and risks commonly associated with resolving disputes of a corporate nature and structuring the internal affairs of a corporation and its relationships and contacts with others. As a result, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that which we are proposing. For a discussion of some differences in shareholders’ rights and powers of management under Nevada law and California law, see “Significant Differences Between California Law and Nevada Law.”

Principal Features of the Reincorporation

The Reincorporation will be effected by the merger of TraQiQ with and into Titan Environmental pursuant to a merger agreement by and between TraQiQ and Titan Environmental (“Merger Agreement”), resulting in a change in our state of incorporation from California to Nevada and a change in our corporate name from “TraQiQ, Inc.” to “Titan Environmental Solutions, Inc.” Titan Environmental was recently formed as a wholly-owned subsidiary of TraQiQ, incorporated under the DGCL for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective at 12:01 a.m., Eastern time, on or about such date as the board of directors, in its sole discretion, determines to file the required merger documents in Nevada and California and such documents are accepted by the Secretary of State of the State of Nevada and the Secretary of State of the State of California (the “Effective Time”). Following the Reincorporation Merger, Titan Environmental will be the surviving corporation.

Implementing the Reincorporation will have, among other things, the following effects:

●	our corporate name will be changed to “Titan Environmental Solutions, Inc.”;

●	each share of our Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one share of common stock of Titan Environmental;

●	each share of our Series C Preferred Stock, which is convertible into 100 shares of our Common Stock, will be converted into one share of Series A Convertible Preferred Stock of Titan Environmental, which has substantially the same rights and preferences as our Series C Preferred Stock;

●	each of our Series A Rights to Receive Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one Series A Right to Receive Common Stock of Titan Environmental, which has substantially the same rights and preferences as our Series A Rights to Acquire Common Stock;

●	each of our Series B Rights to Receive Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one Series B Right to Receive Common Stock of Titan Environmental, which has substantially the same rights and preferences as our Series B Rights to Acquire Common Stock;

●	our outstanding warrants to purchase our Common Stock will automatically be assumed by Titan Environmental and will represent a warrant to acquire shares of common stock of Titan Environmental;

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●	our authorized capital stock will be increased to 425,000,000 total shares, consisting of 400,000,000 shares of common stock, par value $0.0001 per share, and 25,000,000 shares of “blank check” preferred stock, par value $0.0001 per share, of which 630,900 shares shall be designated “Series A Convertible Preferred Stock”;

●	we will adopt the Titan Incentive Plan (see “Titan Environmental Solutions Inc. 2023 Equity Incentive Plan” below for additional information);

●	our board of directors will be authorized to effect the Reverse Stock Split on the basis of one new share of common stock for up to 50 shares of old common stock, at the discretion of the board of directors, at any time prior to the first anniversary of the effective date of the Reincorporation Merger;

●	in connection with effecting the Reverse Stock Split, our board of directors will be authorized to amend the articles of incorporation of Titan Environmental to reduce the number of authorized shares of common stock to a number of shares, as determined by our board of directors, that is not less than 110% of the number of outstanding shares of common stock on a fully-diluted basis after giving effect to the Reverse Stock Split;

●	the persons presently serving as our executive officers and directors will continue to serve in such respective capacities following the effective time of the Reincorporation Merger; and

●	Our company will be governed by the laws of the State of Nevada and Articles of Incorporation and Bylaws will be adopted under the laws of the State of Delaware in the forms attached hereto as Exhibits B and C, respectively.

After the Effective Time, Titan Environmental will be governed by the Titan Environmental Articles of Incorporation, the Titan Environmental By-laws and the NV Corporate Law, which include a number of provisions that are not present in the TraQiQ Certificate, the TraQiQ By-laws or the CGCL. Accordingly, as described below, a number of significant changes in shareholders’ rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. See “Significant Differences Between California Law and Nevada Law.”

No federal or state regulatory requirements must be complied with and no approvals must be obtained in order to consummate the Reincorporation.

The Reincorporation will not materially change the proportionate equity interests of our shareholders, nor will the respective voting rights and other rights of shareholders be altered. The common stock and preferred stock issued pursuant to the Reincorporation will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Effective Date of Merger

The effectiveness of the Reincorporation Merger is conditioned upon the filing of a Certificate of Merger with the State of California and Articles of Merger with the State of Nevada. We anticipate filing documents in the respective states at such time as our board of directors, in its discretion, deems appropriate at least twenty (20) days after the date of mailing of this Information Statement, at which time the Reincorporation Merger will become effective. As a result of the Reincorporation, we will cease our corporate existence in the State of California.

Pursuant to the terms of the Merger Agreement, the merger may be abandoned by the board of directors of TraQiQ and Titan Environmental at any time prior to the Effective Time. In addition, the board of directors of TraQiQ may amend the form of Merger Agreement at any time prior to the Effective Time, but no amendment may, without approval of the holders of the outstanding shares of our Common Stock and Series C Preferred, voting together as a single class, representing a majority of the aggregate votes entitled to be cast, change the proposed range or type of consideration to be received in exchange for our Common Stock or Series C Convertible Preferred Stock, change any term of the form of Titan Environmental Articles, or change any of the terms and conditions of the form of Merger Agreement if such change would adversely affect the holders of our Common Stock or Series C Preferred Stock.

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No Change in Business, Management or Board Members

After the Effective Time, the business operations of Titan Environmental will continue as they are presently conducted by TraQiQ. The members of the board of directors of Titan Environmental will be the same persons presently serving on the board of directors of TraQiQ. The individuals who will serve as executive officers of Titan Environmental will be the same persons who currently serve as executive officers of TraQiQ. Our daily business operations will continue at our principal executive offices at 1931 Austin Drive, Troy, MI 48083.

Name Change

Our board of directors and the Consenting Shareholders have approved a change of our corporate name to “Titan Environmental Solutions, Inc.” The voting and other rights that accompany our Common Stock or Series C Preferred Stock or the Titan Environmental common stock or Titan Environmental Series A Convertible Preferred Stock (as defined below), as the case may be, and the rights that accompany our Series A Rights to Acquire Common Stock or Series B Rights to Acquire Common Stock or the Titan Series A Rights or Titan Series B Rights (as defined below), as the case may be, will not be affected by the change in our corporate name. Shareholders and holders of rights to acquire common stock will not be required to have new stock or rights certificates reflecting the name change. New stock certificates or rights certificates will be issued in due course as old certificates are tendered to our transfer agent. The proposed name change will not have any material effect on our business, operations, reporting requirements or stock price.

Change in Authorized Capital

The authorized capital of TraQiQ on the Record Date consisted of 300,000,000 shares of Common Stock, par value $0.0001 per share, and 10,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 2,000,000 shares have been designated as Series B Convertible Preferred Stock, par value $0.0001 per share, and 1,000,000 shares have been designated as Series C Preferred Stock. As of the Record Date, approximately 15,134,545 shares of our Common Stock, no shares of our Series B Convertible Preferred Stock and 630,900 shares of our Series C Preferred Stock were outstanding and no other class of Preferred Stock was outstanding. The authorized capital of Titan Environmental, which will be the authorized capital of our company after the Reincorporation, consists of 400,000,000 shares of common stock, par value $0.0001 per share, and 25,000,000 shares of preferred stock, par value $0.0001 per share (“Titan Environmental Preferred Stock”), of which approximately 630,900 shares will be designated as Series A Convertible Preferred Stock, par value $0.0001 per share (“Titan Environmental Series A Preferred Stock”).

After the Effective Time, Titan Environmental will have approximately 400,000,000 shares of Titan Environmental Common Stock and approximately 630,900 shares of Titan Environmental Series A Preferred Stock issued and outstanding. Titan Environmental will also have outstanding 176,543,627 Series A Rights to Acquire Common Stock (“Titan Series A Rights”) and 30,388,870 Series B Rights to Acquire Common Stock (“Titan Series B Rights”), each to acquire one share of Titan Environmental Common Stock. Therefore, at the Effective Time, our company will have approximately 385,165,455 shares of Titan Environmental Common Stock and approximately 24,369,100 shares of Titan Environmental Preferred Stock available for issuance, of which 270,022,497 shares of Titan Environmental Common Stock will be reserved for issuance upon the conversion of the Titan Environmental Series A Preferred Stock, the Titan Series A Rights and the Titan Series B Rights. The Reincorporation will not materially affect total stockholder equity or total capitalization of our company.

After the Reincorporation, the board of directors of Titan Environmental will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Titan Environmental Preferred Stock. After the Reincorporation, the board of directors of Titan Environmental also will be authorized, without further action by our stockholders, to effect the Reverse Stock Split on the basis of one new share of Titan Environmental Common Stock for up to 50 shares of old Titan Environmental Common Stock, at the discretion of the board of directors, at any time prior to the first anniversary of the effective date of the Reincorporation Merger.

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The Reincorporation will result in an increase in the relative proportion of authorized shares to issued shares of our Common Stock and an increase in the authorized shares of our Preferred Stock. While we expect to issue shares of Titan Environmental Common Stock, and potentially, shares of Titan Environmental Preferred Stock, in connection with potential asset acquisition or merger transactions or the financing thereof during the remainder of 2023, we do not currently have a definitive agreement in place for any such potential transaction that would involve the issuance of the shares that result from the proportional increase in authorized shares of our Common Stock or additional authorized shares of our Preferred Stock.

Anti-Takeover Effects

The increase in the number of authorized shares of our Preferred Stock and the proportional increase in the authorized shares of our Common Stock that will result from the Reincorporation could have an anti-takeover effect, although this is not the intent of our board of directors in taking these corporate actions. The issuance of Preferred Stock and/or additional shares of Common Stock could adversely affect the voting power and other rights of the holders of our Common Stock. In addition, shares of Preferred Stock and/or Common Stock could be issued quickly with terms calculated to discourage, make more difficult, delay or prevent a change in control of our company or make the removal of our management more difficult. For example, we could issue additional shares to dilute the stock ownership or voting rights of persons seeking to obtain control of our company. Similarly, the issuance of additional shares to certain persons allied with our management and/or our directors could have the effect of making it more difficult to remove our current management and directors by diluting the stock ownership or voting rights of persons seeking to cause such removal. As stated above, the Reincorporation was not approved with the intent that it be utilized as a type of anti-takeover device.

Exchange of Stock Certificates

After the Effective Time, and upon surrender for cancellation of a stock certificate representing our Common Stock or Series C Preferred Stock (a “TraQiQ Stock Certificate”), the holder of such stock certificate will be entitled to receive a stock certificate for Titan Environmental Common Stock or Titan Environmental Series A Preferred Stock, as the case may be (a “Titan Environmental Stock Certificate”). The Titan Environmental Stock Certificate will represent that number of shares of Titan Environmental Common Stock or Titan Environmental Series A Preferred Stock, as the case may be, into which our Common Stock or Series C Preferred Stock represented by the surrendered TraQiQ Stock Certificate have been converted in the merger, and the surrendered TraQiQ Stock Certificate, will be cancelled.

Although we encourage you to exchange your TraQiQ Stock Certificates for Titan Environmental Stock Certificates, holders of our Common Stock or Series C Preferred Stock are not required to do so. Dividends and other distributions declared after the Effective Time with respect to Titan Environmental Common Stock or Titan Environmental Series A Preferred Stock and payable to holders of record thereof after the Effective Time, will be paid to the holder of any unsurrendered TraQiQ Stock Certificate with respect to the shares of Titan Environmental Common Stock or Titan Environmental Series A Preferred Stock which by virtue of the Reincorporation Merger are represented by such TraQiQ Stock Certificate. Such holder of an unsurrendered TraQiQ Stock Certificate will also be entitled to exercise all voting and other rights as a holder of Titan Environmental Common Stock or conversion and other rights of Titan Environmental Series A Preferred Stock. Upon consummation of the merger, the Titan Environmental Common Stock will trade on the OTC QB under the symbol “TESI”. Titan Environmental will also file with the Securities and Exchange Commission and provide to its shareholders the same types of reports and information that our company previously filed and provided.

Effect of Failure to Exchange Stock Certificates.

Upon the effectiveness of the Reincorporation, each certificate representing shares of our capital stock outstanding prior to the that time will, unless and until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of capital stock of Titan Environmental into which the shares of our common stock evidenced by such certificate have been converted by the Reincorporation.

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Dissenters’ Appraisal Rights

Under California law shareholders are not entitled to dissenters’ appraisal rights in a merger between a parent corporation and its subsidiary when the shareholders immediately before the merger will own (immediately after the merger) equity securities of the surviving corporation possessing more than five-sixths of the voting power of the surviving corporation.

Federal Income Tax Consequences of the Reincorporation

The following is a summary of certain material federal income tax consequences of the Reincorporation, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock or Series C Preferred Stock were, and the shares of the Titan Environmental Common Stock and Titan Environmental Series A Preferred Stock will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), generally, property held for investment. The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder.

No gain or loss should be recognized by a shareholder upon such shareholder’s exchange of Common Stock for Titan Environmental Common Stock or exchange of Series C Preferred Stock for Titan Environmental Series A Preferred Stock pursuant to the Reincorporation. The aggregate tax basis of the Titan Environmental Common Stock Titan Environmental Series A Preferred Stock received in the Reincorporation, including any fraction of a Nevada Share deemed to have been received, will be the same as the shareholder’s aggregate tax basis in our Common Stock or Series C Preferred Stock exchanged therefor. A shareholder’s holding period for the Titan Environmental Common Stock or Titan Environmental Series A Preferred Stock will include the period during which the shareholder held our Common Stock or Series C Preferred Stock, as the case may be, surrendered in the Reincorporation. EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REINCORPORATION.

Significant Differences Between California Law and Nevada Law

Our company is governed by California law. After the Effective Time of the Reincorporation, the shareholders of Titan Environmental will be governed by Nevada law, the Titan Environmental Articles and the Titan Environmental By-laws. The change in application of the law governing Titan Environmental will result in certain changes to our company’s rights, governance and structure and changes in the rights and obligations of our company’s shareholders. Below is a table showing some of the differences between the CGCL and the Nevada Corporate Law, including some of the changes to the Company’s Articles and Bylaws that will be effected as part of the Reincorporation. This table does not list all of the possible differences and similarities; shareholders are encouraged to review the Nevada Articles of Incorporation and Nevada Bylaws.

Provision	California	Nevada
Ability of Shareholders to Call Special Meetings	Under the CGCL, a special meeting of the shareholders may be called by the chairman of the Board, the board of directors, the president, or the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws.	Under the NV Corporate Law, a special meeting of the shareholders may be called by the board of directors, by any person authorized in the certificate of incorporation or bylaws or by at least 5% of the shareholders.

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Provision	California	Nevada
Cumulative Voting	The CGCL allows cumulative voting for the election of directors if the shareholder provides advance notice of the intent to exercise its cumulative voting rights. The CGCL also permits public companies to eliminate cumulative voting by the approval of the shareholders.	Under the NV Corporate law, cumulative voting is not mandatory, and a corporation must provide for cumulative voting rights in its articles of incorporation if it wishes to adopt cumulative voting. Further, shareholders can adopt a bylaw amendment that specifies the vote necessary for the election of directors, such as a plurality vote.

Change in the Number of Directors on the Board	Under the CGCL a change in the number of directors must be approved by the shareholders, but the Board of directors may fix the exact number of directors within a stated range set forth in the Articles of Incorporation or the bylaws, if such range has been approved by the shareholders.	Under the NV Corporate Law, the number of directors shall be fixed by or in the manner provided in the bylaws or in the articles of incorporation.

Filling Vacancies on the Board of Directors	Under the CGCL, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders.	Under the NV Corporate Law, vacancies and newly-created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the articles of incorporation.

Classified Board of Directors	Under the CGCL a corporation may create and elect a classified board.	Under the NV Corporate Law, a board of directors may be classified into any number of classes as long as at least one-fourth of the total number of directors is elected annually.

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Provision	California	Nevada
Interested Shareholders Transaction and Business Combination	The CGCL does not provide any specific restrictions on interested shareholders effecting a business combination.	Under Nevada law, unless a corporation elects in its articles of incorporation for the following laws not to apply, a corporation is not permitted to engage in any “business combination” with a 10% or greater stockholder for a period of three years following the time that such stockholder obtained such ownership, unless the board of directors approved either the business combination or the transaction which resulted in the stockholder’s ownership before the stockholder obtained such ownership. After those three years, a corporation may only engage in a business combination with that stockholder if the combination meets all of the requirements of the corporation’s articles of incorporation, and (i) the combination itself or the transaction by which the stockholder obtained 10% was pre-approved by the board of directors; (ii) the combination is approved by a majority of “disinterested” stockholders; or (iii) the form and amount of consideration is considered “fair” under Nevada law and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

Removal of Directors	Under the CGCL any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. If the corporation allows cumulative voting, no director may be removed (unless the entire board is removed) if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting rules.	The NV Corporate Law provides that any director may be removed from office, with our without cause, by a vote of not less than two-thirds of the corporation’s stockholders entitled to vote, and a new director or directors may be elected by a vote of the remaining directors.

Plurality Voting; Elimination of Cumulative Voting	The CGCL provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, all other shareholders of the corporation are also entitled to cumulate their votes at such election.	Under the NV Corporate law, cumulative voting is not mandatory, and a corporation must provide for cumulative voting rights in its articles of incorporation if it wishes to adopt cumulative voting. Further, shareholders can adopt a bylaw amendment that specifies the vote necessary for the election of directors, such as a plurality vote.

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Provision	California	Nevada
Shareholder Vote Required to Approve Merger or Sale of Company	The CGCL requires that the holders of the outstanding shares representing a majority of the voting power of both the acquiring and target corporation approve a statutory merger. Additionally, the CGCL requires that a sale of all or substantially all of the assets of a corporation be approved by the holders of the outstanding shares representing a majority of the voting power of the corporation selling its assets.	The Nevada Corporate Law is similar to the CGCL in that the holders of the outstanding shares representing a majority of the voting power of both the acquiring and the target company are required to approve a statutory merger. Similarly, when selling all or substantially all of the corporation’s assets, a vote of the majority of the outstanding voting shares are required to approve the sale.

50/90 Rule Related to Mergers	In California, if one party to a merger or its parent owns, directly or indirectly, more than 50% of the voting power of the other merging party, the non-redeemable common shares or non-redeemable common equity of the acquired company may be converted only into non-redeemable common shares of the surviving entity or its parent. This rule does not apply if all of the shareholders of the class consent; if the transaction is a short-form merger; or if the Commissioner of Corporations, Commissioner of Financial Institutions, or the Public Utility Commission approves the merger.	Nevada does not have an analogous provision in the Nevada Corporate Law.

Dividends and Repurchases of Shares

Under the CGCL, a corporation may not make a distribution to its shareholders unless (i) the amount of retained earnings immediately prior to the distribution equals or exceeds the amount intended to be distributed plus all accrued but unpaid preferential dividends, and (ii) immediately after the distribution the value of the corporation’s assets equals or exceeds its liabilities plus any preferential distribution rights.

A corporation may redeem any or all shares which are redeemable at its option by (i) giving notice to shareholders required by the CGCL and its articles of incorporation and (ii) paying for such redeemed shares. Shares redeemed by the corporation are restored to the status of authorized but unissued shares unless the articles require otherwise.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of stockholders whose preferential rights are superior to those receiving the distribution.

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Provision	California	Nevada
Indemnification	The CGCL allows indemnification of officers and directors provided that each meets a certain standard of conduct. The CGCL requires indemnification when the indemnitee has successfully defended the action on its merits. Indemnification is permitted under the CGCL only for acts taken in good faith and believed to be in the best interests of the company and its shareholders.	The NV Corporate Law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Expenses incurred by an officer or director in defending an action may be paid in advance if the officer or director undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. Nevada law authorizes a corporation to purchase indemnity insurance for the benefit of its directors, officers, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. The NV Corporate Law allows a Nevada corporation to provide indemnification in excess of that provided by statute.

Dissolution	Under the CGCL, a corporation may be dissolved on the approval of a majority vote of the outstanding shares entitled to vote.	Under the Nevada Corporate Law, if approved by the Board, a corporation may be dissolved on the vote of a majority of the outstanding shares of stock entitled to vote.

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THE REVERSE STOCK SPLIT

Our board of directors and the holders of a majority of the voting power of our stockholders have approved the Reverse Stock Split in connection with the Reincorporation on the basis of one post-Reverse Stock Split share of common stock for up to 50 pre-Reverse Stock Split shares of common stock, with the Reverse Stock Split to be implemented by the board of directors of Titan Environmental at any time prior to the first anniversary of the consummation of the Reincorporation Merger. Approval of the Reverse Stock Split does not automatically mean that the Reverse Stock Split will occur, rather such approval will give the board of directors of Titan Environmental the authority, should they decide that it is in the best interest of Titan Environmental, to complete the Reverse Stock Split for the any of the reasons set out under the caption “Reasons for the Reverse Stock Split” below. The following table outlines the number of shares of common stock that would exist following the Reverse Stock Split. Any reverse stock split remains subject to all required regulatory approvals. As of the date of this Information Statement, there are 15,134,545 shares of our common stock issued and outstanding, which will convert into an identical number of shares of Titan Environmental Common Stock in the Reincorporation Merger, assuming we issue no additional shares of our common stock prior to consummation of the Reincorporation Merger. The following table outlines the number shares of Titan Environmental common stock that would exist following the Reverse Stock Split at various theoretical ratios:

Ratio	Number of Shares Post-Reverse Stock Split(1)
1:5	3,026,909
1:10	1,513,455
1:20	756,728
1:30	504,485
1:40	378,364
1:50	302,691

(1)	Numbers are approximate and do not give effect to any additional shares to be issued in respect of fractional shares that result from the reverse stock split.

Reasons for the Reverse Stock Split

Our board of directors believes that effecting the Reverse Stock Split is desirable for a number of reasons, including:

Contemplated listing on a principal national securities exchange. Our Common Stock is currently traded on the over-the-counter market and quoted on the OTC QB under the symbol “TRAQ”. On October [__], 2023, the last sale price of our Common Stock was $[__] per share. Presently, our Common Stock trades sporadically. Following the Reincorporation, we intend to apply for listing of the Titan Environmental Common Stock on a principal national securities exchange. We expect that the Reverse Stock Split will increase the market price of the Titan Environmental Common Stock so that we will be able to meet the minimum bid price requirement of the listing rules of such an exchange, which is generally $4.00 per share. We cannot assure you we will be able complete an uplisting.

Broadening our investor base. We believe that by increasing the price of the Titan Environmental Common Stock or potentially decreasing its volatility, the Reverse Stock Split may allow a broader range of institutional investors to invest in the Titan Environmental Common Stock. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks trading below a certain threshold. We believe that increased institutional investor interest in our company and the Titan Environmental Common Stock will potentially increase the overall market for the Titan Environmental Common Stock.

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Increase in Analyst and Broker Interest. We believe the Reverse Stock Split would help increase analyst and broker-dealer interest in the Titan Environmental Common Stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker-dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many brokerage houses have adopted investment guidelines, policies and practices that either prohibit or discourage them from investing in or trading such stocks or recommending them to their customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize that we may remain a “penny stock” under the rules of the Securities and Exchange Commission (the “SEC”), if the Titan Environmental Common Stock is not listed on a national securities exchange, we expect that the increase in the stock price resulting from the Reverse Stock Split will position us better if our business continues to grow as we anticipate. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of the Titan Environmental Common Stock can result in shareholders or potential shareholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Certain Risks Associated with the Reverse Split

If the Reverse Stock Split does not result in a proportionate increase in the price of the Titan Environmental Common Stock, we may be unable to meet the initial listing requirements of a principal national securities exchange.

We expect that the Reverse Stock Split will increase the market price of the Titan Environmental Common Stock so that we will be able to meet the minimum bid price requirement under the listing rules of a principal national securities exchange. However, the effect of the Reverse Stock Split on the market price of the Titan Environmental Common Stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is possible that the market price of the Titan Environmental Common Stock following the Reverse Stock Split will not increase sufficiently for us to meet the minimum bid price requirement. If we are unable meet the minimum bid price requirement, we may not be unable to list our common stock on a principal national securities exchange.

Even if the Reverse Stock Split results in the requisite increase in the market price of the Titan Environmental Common Stock, there is no assurance that we will be able to continue to comply with the minimum bid price requirement.

Even if the Reverse Stock Split results in the requisite increase in the market price of the Titan Environmental Common Stock to be in compliance with the minimum bid price requirements of a principal national securities exchange, there can be no assurance that the market price of the Titan Environmental Common Stock following the Reverse Stock Split will remain at the level required for continued compliance with such requirement. It is not uncommon for the market price of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the implementation of the Reverse Stock Split following the Reincorporation, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. In any event, other factors unrelated to the number of shares of the Titan Environmental Common Stock outstanding, such as negative financial or operational results, could adversely affect the market price of the Titan Environmental Common Stock and jeopardize our ability to meet or continue to comply with the minimum bid price requirement.

The Reverse Stock Split may decrease the liquidity of the Titan Environmental Common Stock.

The liquidity of the Titan Environmental Common Stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that will be outstanding following the Reverse Stock Split and the Reincorporation, especially if the market price of the Titan Environmental Common Stock does not sufficiently increase as a result of the Reverse Stock Split. In addition, the Reverse Stock Split may increase the number of shareholders who own odd lots (less than 100 shares) of the Titan Environmental Common Stock, creating the potential for such shareholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

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The increased market price of the Titan Environmental Common Stock resulting from the Reverse Stock Split may not attract new investors, including institutional investors, and may not satisfy the investing guidelines of those investors, and consequently, the liquidity of the Titan Environmental Common Stock may not improve.

Although we believe that a higher market price may help generate greater or broader investor interest in the Titan Environmental Common Stock, there can be no assurance that the Reverse Stock Split will result in a per-share price increase sufficient to attract new investors, including institutional investors. Additionally, there can be no assurance that the market price of the Titan Environmental Common Stock will satisfy the investing guidelines of those investors. As a result, the trading liquidity of the Titan Environmental Common Stock may not necessarily improve following the Reverse Stock Split.

Potential Disadvantages of a Reverse Stock Split

Reduced Market Capitalization. While we expect that the reduction in the outstanding shares of the Titan Environmental Common Stock will increase the market price of such shares, we cannot assure you that the Reverse Stock Split will increase the market price of the Titan Environmental Common Stock by a multiple corresponding to the Reverse Split Ratio, or result in any permanent increase in the market price, which can be dependent upon many factors, including our financing activities, business, financial performance and prospects. Should the market price decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of the Titan Environmental Common Stock immediately after the effective date of the Reverse Stock Split and the Reincorporation will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Stock Split. A Reverse Stock Split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Stock Split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual shareholder will be reduced if the Reverse Stock Split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

Liquidity. Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Fractional Shares

No fractional shares of common stock would be issued as a result of a proposed Reverse Stock Split. Instead, shareholders who otherwise would be entitled to a fraction of a share of common stock will, in lieu of such fractional share, receive one whole share of common stock.

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Effect of Reverse Stock Split on Warrants and Convertible Securities

Following the Reincorporation, we will have outstanding warrants and convertible notes to purchase, or that are convertible into, shares of the Titan Environmental Common Stock at fixed exercise or conversion prices that include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants or conversion of such notes, and the exercise or conversion prices of such warrants or notes, in the event of a reverse stock split. For example, upon the effectiveness of the Reverse Stock Split and the Reincorporation, a warrant holder that previously held a warrant to purchase 100,000 shares of common stock at an exercise price of $0.10 per share, would hold a warrant to purchase 5,000 shares at an exercise price of $2.00 per share. Similarly, a convertible noteholder that previously held a convertible note that is convertible into 100,000 shares of common stock at a conversion price of $0.10 per share, would hold a note that is convertible into 5,000 shares at a conversion price of $2.00 per share.

Implementation and Effect of the Reverse Stock Split

We expect that following the Reverse Stock Split we would have the same number of stockholders and, except for the rounding of fractional shares as described above, the completion of the Reverse Stock Split would not affect any shareholder’s proportionate equity interest in our company. By way of example, a shareholder who owns a number of shares that prior to the Reincorporation and the Reverse Stock Split representing one-half of a percent of the outstanding shares of common stock would continue to own one-half of a percent of the outstanding shares of common stock after Reincorporation and the Reverse Stock Split.

Possible Reduction in Authorized Common Stock

In connection with the approval of the Reverse Stock Split, our board of directors and the holders of a majority of the voting power of our stockholders have approved the an amendment to the articles of incorporation of Titan Environmental in connection with the Reverse Stock Split, if effected, to reduce the number of authorized shares of Titan Environmental Common Stock to a number, as determined by our board of directors, that is not less than 110% of the number of outstanding shares of Titan Environmental Common Stock on a fully-diluted basis after giving effect to the Reverse Stock Split. Approval of such proposed amendment to the articles of incorporation of Titan Environmental does not automatically mean that such amendment will occur, rather such approval will give the board of directors of Titan Environmental the authority, should they decide that it is in the best interest of Titan Environmental, to effect such amendment for the any of the reasons set out under the caption “Summary of Advantages and Disadvantages of Reduction in Number of Authorized Shares” below.

Purpose of a Reduction in Number of Authorized Shares

The purpose of the proposed reduction in the number of authorized shares of Titan Environmental Common Stock is to reduce the cost of doing business as a Nevada corporation. The annual fee paid by a corporation domiciled in the State of Nevada is based upon the number of authorized shares of capital stock.

Potential Effects of the Reduction in Number of Authorized Shares

We do not believe that there are any potential effects with respect to the reduction of the number of authorized shares, except for the inability to issue a significant number of shares of Titan Environmental Common Stock in connection with an acquisition or capital raising. However, we can increase the number of authorized shares at any time with the approval of our board of directors and stockholders.

Summary of Advantages and Disadvantages of Reduction in Number of Authorized Shares

There are certain advantages to reducing the number of authorized shares of Titan Environmental Common Stock. The advantages include:

●	To decrease the cost of doing business as a corporation domiciled in the State of Nevada; and

●	To alleviate the possible concerns of our stockholders and potential investors that our board of directors will unreasonably dilute the ownership interests of our stockholders by issuing an excessive number of shares in any transaction or series of transactions, including financings and acquisitions, without stockholder approval.

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There are certain disadvantages to reducing the number of authorized shares of Titan Environmental Common Stock. The disadvantages include:

●	The authorized but unissued shares of Titan Environmental Common Stock will be available for future issuance without the approval of our stockholders. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of our company that may otherwise be beneficial to our stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of our board of directors. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

TITAN ENVIRONMENTAL SOLUTIONS INC.

2023 EQUITY INCENTIVE PLAN

Overview

In connection with the Reincorporation, the board of directors of Titan Environmental, our board of directors and the holders of a majority of the voting power of our shareholders have approved the Titan Environmental Solutions Inc. 2023 Equity Incentive Plan of Titan Environmental (the “Incentive Plan”), the form of which is attached to this information statement as Annex D. The Incentive Plan will allow Titan Environmental, upon consummation of the Reincorporation, to provide equity awards as part of its compensation program, an important tool for motivating, attracting and retaining talented employees and for providing incentives that promote our business and increased stockholder value.

Summary of the Incentive Plan

The following is a summary of the material features of the Incentive Plan. This summary is qualified in its entirety by the full text of the Incentive Plan, the form of which is attached as Annex D to this information statement.

Purpose

The purpose of the Incentive Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to our company following the Reincorporation by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.

Eligibility

Persons eligible to participate in the Incentive Plan will be the officers, employees, non-employee directors and consultants our company and our subsidiaries after the Reincorporation as selected from time to time by the plan administrator in its discretion. As of the date of this information statement, approximately 40 individuals currently employed by, or affiliated with, our company or our subsidiaries will be eligible to participate in the Incentive Plan, which includes three officers, 37 employees who are not officers, three non-employee directors, and three consultants.

Administration

The Incentive Plan will be administered by the compensation committee of our board of directors, our board of directors or such other similar committee pursuant to the terms of the Incentive Plan. The plan administrator, which initially will be the compensation committee of our board of directors, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Incentive Plan. The plan administrator may delegate to one or more of our officers the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

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Share Reserve

An aggregate of 32,500,000 shares of common stock of Titan Environmental may be issued under the Incentive Plan. Shares underlying any awards under the Incentive Plan that are forfeited, cancelled, held back to cover the exercise price or tax withholding, satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the Incentive Plan. The payment of dividend equivalents in cash shall not count against the share reserve.

Annual Limitation on Awards to Non-Employee Directors

The Incentive Plan contains a limitation whereby the grant date value of all awards under the Incentive Plan and all other cash compensation paid by Titan Environmental to any non-employee director may not exceed $250,000 in any calendar year, although the Titan Environmental board of directors may, in its discretion, make exceptions to the limit in extraordinary circumstances.

Types of Awards

The Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, and other stock or cash based awards, or collectively, awards. Unless otherwise set forth in an individual award agreement, each award shall vest over a four-year period, with one-quarter of the award vesting on the first annual anniversary of the date of grant, with the remainder of the award vesting monthly thereafter.

Stock Options

The Incentive Plan permits the granting of both options to purchase shares of common stock intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the Incentive Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Titan Environmental and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the Incentive Plan.

The exercise price of each option will be determined by the plan administrator but generally may not be less than 100% of the fair market value of the common stock of Titan Environmental on the date of grant or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten years from the date of grant (or five years for an incentive stock option granted to a 10% stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of options, the exercise price must be paid in full either in cash, check, or, with the approval of the plan administrator, by delivery (or attestation to the ownership) of shares of Titan Environmental common stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights

The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of common stock, or cash, equal to the value of the appreciation in Titan Environmental’s stock price over the exercise price. The exercise price generally may not be less than 100% of the fair market value of common stock on the date of grant. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

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Restricted Stock

The plan administrator may award restricted shares of common stock subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Titan Environmental or its subsidiaries through a specified vesting period. Unless otherwise provided in the applicable award agreement, the participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units and Dividend Equivalents

The plan administrator may award restricted stock units which represent the right to receive common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with Titan Environmental or its subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in common stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.

A participant holding restricted stock units will have no voting rights as stockholders. Prior to settlement or forfeiture, restricted stock units awarded under the Incentive Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of common stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, common stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents will be subject to the same conditions and restrictions as the restricted stock units to which they attach.

Other Stock or Cash Based Awards

Other stock or cash based may be granted either alone, in addition to, or in tandem with, other awards granted under the Incentive Plan and/or cash awards made outside of the Incentive Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which such awards will be made, the amount of such awards, and all other conditions, including any dividend and/or voting rights.

Changes in Capital Structure

The Incentive Plan requires the plan administrator to make appropriate adjustments to the number of shares of Titan Environmental common stock that are subject to the Incentive Plan, to certain limits in the Incentive Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Change in Control

Except as set forth in an award agreement issued under the Incentive Plan, in the event of a change in control (as defined in the Incentive Plan), each outstanding stock award (vested or unvested) will be treated as the plan administrator determines, which may include (i) Titan Environmental’s continuation of such outstanding stock awards (if Titan Environmental is the surviving corporation); (ii) the assumption of such outstanding stock awards by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of new stock options or other equity awards for such stock awards; (iv) the cancellation of such stock awards in exchange for a payment to the participants equal to the excess of (A) the fair market value of the shares subject to such stock awards as of the closing date of such corporate transaction over (B) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the stock awards (which payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction, subject to applicable law); (v) provide that such award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award; or (vi) provide that the award will terminate and cannot vest, be exercised or become payable after the applicable event.

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The Incentive Plan provides that a stock award may be subject to additional acceleration of vesting and exercisability upon a change in control as may be provided in the award agreement for such stock award, but in the absence of such provision, no such acceleration will occur.

Tax Withholding

Participants in the Incentive Plan are responsible for the payment of any federal, state or local taxes that Titan Environmental or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of Titan Environmental or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares of Titan Environmental common stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of Titan Environmental or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to Titan Environmental or its subsidiaries in an amount that would satisfy the withholding amount due.

Transferability of Awards

The Incentive Plan generally does not allow for the transfer or assignment of awards, other than by will or by the laws of descent and distribution; however, the plan administrator has the discretion to permit awards (other than incentive stock options) to be transferred by a participant.

Term

The Incentive Plan will become effective upon consummation of the Reincorporation and, unless terminated earlier, the Incentive Plan will continue in effect for a term of ten (10) years, after which time no awards may be granted under the Incentive Plan.

Amendment and Termination

The Titan Environmental board of directors and the plan administrator may each amend, suspend, or terminate the Incentive Plan and the plan administrator may amend or cancel outstanding awards, but no such action may materially and adversely affect rights under an award without the holder’s consent. Certain amendments to the Incentive Plan will require the approval of Titan Environmental’s stockholders. Generally, without stockholder approval, (i) no amendment or modification of the Incentive Plan may reduce the exercise price of any stock option or stock appreciation right, (ii) the plan administrator may not cancel any outstanding stock option or stock appreciation right where the fair market value of the common stock underlying such stock option or stock appreciation right is less than its exercise price and replace it with a new option or stock appreciation right, another award or cash and (iii) the plan administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange.

All stock awards granted under the Incentive Plan will be subject to recoupment in accordance with any clawback policy that Titan Environmental is required to adopt pursuant to the listing standards of any national securities exchange or association on which Titan Environmental securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Titan Environmental board of directors may impose such other clawback, recovery or recoupment provisions in a stock award agreement as the board of directors determines necessary or appropriate.

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Form S-8 Registration Statement

Following the consummation of the Reincorporation, when permitted by SEC rules and subject to any contractual prohibitions, Titan Environmental intends to file with the SEC a registration statement on Form S-8 registering the shares of common stock issuable under the Incentive Plan.

Material United States Federal Income Tax Considerations

The following is a summary of the material U.S. federal income tax considerations related to awards and certain transactions under the Incentive Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not describe all federal tax consequences under the Incentive Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Titan Environmental’s ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither Titan Environmental nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) Titan Environmental or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options. No income is generally realized by the optionee at the time a nonqualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and Titan Environmental or its subsidiaries receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

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Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, and Other Stock or Cash Based. The current federal income tax consequences of other awards authorized under the Incentive Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. Titan Environmental or its subsidiaries generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of common stock acquired from a stock appreciation right, restricted stock, restricted stock unit, or other stock or cash based award will be the amount paid for such shares plus any ordinary income recognized when the shares of common stock were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either Titan Environmental or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award under the Incentive Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two-and-one-half months after the end of the later of (1) the end of Titan Environmental’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax and premium interest in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

New Plan Benefits

No awards have been previously granted under the Incentive Plan and no awards have been granted that are contingent on stockholder approval of the Incentive Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this information statement because participation and the types of awards that may be granted under the Incentive Plan are subject to the discretion of the plan administrator. Consequently, no new plan benefits table is included in this information statement.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the ownership of our Common Stock as of October 1, 2023, by:

●	each director;

●	each person known by us to own beneficially 5% or more of our Common Stock;

●	each executive officer; and

●	all directors and executive officers as a group.

As of October 1, 2023, there were 15,134,545 shares of our Common Stock issued and outstanding and 630,900 shares of our Series C Preferred Stock issued and outstanding. The following table shows, as of that date, the number of shares and the percentage of our Common Stock held by each person known to us to own beneficially more than five percent of our issued and outstanding Common Stock, by each of our executive officers and directors, and by our executive officers and directors as a group. Unless otherwise specified, the address of each person listed is: 1931 Austin Drive, Troy, MI 48083.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. The percentages of common stock beneficially owned are calculated on the basis of 15,134,545 total shares of Common Stock as of October 1, 2023.

Unless otherwise indicated below, to the best of our knowledge each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares	Percentage(1)
Glen Miller(2)	755,213	4.9%
Jeffrey Rizzo(3)	20,532,600	57.6
Michael Jansen	-	-
Richard Berman	63,750	*
Frank Celli(4)	785,213	4.9
Ajay Sikka(5)	6,765,605	44.7

All Executive Officers and Directors as a group (six persons)	35,299,591	81.0

5% Beneficial Owners
Titan 5, LLC(6)	25,171,000	62.5
Titan Holdings 2, LLC(7)	15,982,600	51.4
Swarn Thiara(8)	1,278,839	8.4
Kunaal Sikka(9)	803,600	5.3
Eleven 11 Management LLC(10)	1,613,106	10.7

*	Less than 1%.

(1)	The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on October 1, 2023. On October 1, 2023, there were 15,134,545 shares of Common Stock outstanding. To calculate a stockholder’s percentage of beneficial ownership, we include in the numerator and denominator the Common Stock outstanding and all shares of Common Stock issuable to that person in the event of the exercise of outstanding options and other derivative securities, including our Series A Rights and Series B Rights, owned by that person which are exercisable within 60 days of October 1, 2023. Common Stock options and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.

(2)	Represents (i) nine shares of Common Stock issuable upon the conversion of Series C Preferred Stock and (ii) 755,204 shares of Common Stock issuable upon the exchange of Series A Rights. Does not include 494,796 shares of Common Stock issuable upon the exchange of additional Series A Rights as such Series A Rights may not be exchanged at any time that the holder beneficially owns 4.99% of the outstanding Common Stock.

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(3)	Represents shares of Common Stock issuable upon the conversion of 205,326 shares of Series C Preferred Stock.

(4)	Represents 785,213 shares of Common Stock issuable upon the exchange of Series A Rights. Does not include 142,423 shares of Common Stock issuable upon the exchange of additional Series A Rights as such Series A Rights may not be exchanged at any time that the holder beneficially owns 4.99% of the outstanding Common Stock

(5)

Does not include 5,000,000 shares of Common Stock issuable upon the exchange of Series A Rights as such Series A Rights may not be exchanged at any time that the holder beneficially owns 4.99% of the outstanding Common Stock.

(6)	Represents shares of common stock issuable upon the conversion of shares of Series C Preferred Stock of the Company. Michelle Rizzo is the managing member of Titan 5, LLC and, as a result, may be deemed to have voting and investment power with respect to the shares held by Titan 5, LLC. The address of Titan 5, LLC is 3279 Baron Drive, Bloomfield Hills, MI 48302.

(7)	Represents shares of common stock issuable upon the conversion of shares of Series C Preferred Stock of the Company. Marilyn Rizzo is the managing member of Titan Holdings 2, LLC and, as a result, may be deemed to have voting and investment power with respect to the shares held by Titan Holdings 2, LLC. The address of Titan Holdings 2, LLC is 37106 Highview, New Baltimore, MI 48047.

(8)	The address of Swarn Thiara is 6704 126th Street SE, Snohmish, WA 98296.

(9)	The address of Kanuul Sikka is 1342 McAllister Street, San Francisco, CA 94115.

(10)	Does not include 25,132,910 shares of Common Stock issuable upon the exchange of Series A Rights as such Series A Rights may not be exchanged at any time that the holder beneficially owns 4.99% of the outstanding Common Stock. Jeffrey Pazdro is the managing member of Eleven 11 Management, LLC and, as a result, may be deemed to have voting and investment power with respect to the shares held by Eleven 11 Management, LLC. The address of Eleven 11 Management, LLC is 156 W Saddle River Road, Saddle River, New Jersey 07458.

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Changes In Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO

MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposals to effect the Reincorporation described above, that is not shared by all other holders of our Common Stock or Series C Preferred Stock. See “Security Ownership of Certain Beneficial Owners and Management.” No director of our company opposed the Reincorporation.

OTHER MATTERS

The security holdings of our directors and executive officers are listed above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” Our board of directors knows of no other matters other than those described in this Information Statement that have been approved or considered by the holders of a majority of the shares of our voting stock.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the Securities and Exchange Commission (“SEC”) in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the SEC.

INCORPORATION OF FINANCIAL INFORMATION

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC (“Annual Report”), is incorporated in its entirety by reference into this Information Statement. We will provide, without charge, to each shareholder as of the record date, upon the written or oral request of the shareholder and by first class mail or other equally prompt means within one business day of our receipt of such request, additional copies of the Annual Report that we have incorporated by reference into this Information Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the SEC. Shareholders should direct the written request to TraQiQ, Inc., 1931 Austin Drive, Troy, MI 48083 Attn: Chief Executive Officer.

As the requisite shareholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consent from the holders of a majority of our outstanding shares of Common Stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of the Information Statement to the shareholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the shareholder can notify us that the shareholder wishes to receive a separate copy of this Information Statement or other communications to the shareholder in the future. In the event a shareholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (425) 818-0560 or by mail to our address at 1931 Austin Drive, Troy, MI 48083, Attn: Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports and other information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. Those filings are also available to the public on our corporate website at www.traqiq.com. The information we file with the SEC or contained on, or linked to through, our corporate website or any other website that we may maintain is not part of this Information Statement. You may also read and copy, at the SEC’s prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room.

Statements contained in this Information Statement concerning the provisions of any documents are necessarily summaries of those documents, and each statement is qualified in its entirety by reference to the copy of the document filed with the SEC.

This Information Statement is an information statement for our shareholders. No person is authorized to give any information or to make any representation with respect to the matters described in this document other than those contained herein and, if given or made, such information or representation must not be relied upon as having been authorized by our company. This document does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities, nor does it constitute the solicitation of a proxy, in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation. The delivery of this document does not, under any circumstances, create any implication that there has been no change in our affairs since the date hereof, or that the information herein is correct as of any time subsequent to its date.

By Order of the Board of Directors

/s/ Glen Miller
Glen Miller
Chief Executive Officer

October 6, 2023

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EXHIBIT INDEX

A.	Form of Agreement and Plan of Merger

B.	Form of Certificate of Incorporation of Titan Environmental Solutions, Inc.

C.	Form of By-Laws of Titan Environmental Solutions, Inc.

D.	Titan Environmental Services Inc. 2023 Equity Incentive Plan

Exhibit A

AGREEMENT AND PLAN OF MERGER

BETWEEN

TITAN ENVIRONMENTAL SOLUTIONS, INC.

A NEVADA CORPORATION

AND

TRAQIQ, INC.

A CALIFORNIA CORPORATION

This Agreement and Plan of Merger dated as of October [   ], 2023 (the “Agreement”) is between Titan Environmental Solutions Inc., a Nevada corporation (“Titan”), and TraQiQ, Inc., a California corporation (“TIQ”). Titan and TIQ are sometimes referred to herein as the “Constituent Corporations”.

R E C I T A L S

WHEREAS, Titan is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 425,500,000 shares, 400,000,000 of which are designated “Common Stock”, $0.0001 par value (“Titan Common Stock”), and 25,000,000 of which are designated “Preferred Stock”, $0.0001 par value (“Titan Preferred Stock”), of which 630,900 have been further designated as “Series A Convertible Preferred Stock” (“Titan Series A Preferred Stock”). As of the date of this Agreement, 1,000 shares of Titan Common Stock are issued and outstanding, all of which are held by TIQ. No shares of Titan Preferred Stock are outstanding.

WHEREAS, TIQ is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 310,000,000 shares, (a) 300,000,000 of which are designated “Common Stock”, $0.0001 par value (“TIQ Common Stock”), and (b) 10,000,000 of which are designated “Preferred Stock”, $0.0001 par value (“TIQ Preferred Stock), (i) 2,000,000 of which have been further designated as Series B Convertible Preferred Stock (“TIQ Series B Preferred Stock”), and (ii) 1,000,000 of which have been further designated as Series C Convertible Preferred Stock (“TIQ Series C Preferred Stock”);

WHEREAS, as of the date of this Agreement, 15,134,545 shares of TIQ Common Stock are issued and outstanding, no shares of TIQ Series B Preferred Stock are issued and outstanding and 630,900 shares of TIQ Series C Preferred Stock are issued and outstanding.

WHEREAS, as of the date of this Agreement, certain Persons hold the right to receive an aggregate of 176,543,627 shares of TIQ Common Stock, in each case pursuant to Series A Rights to Receive Common Stock issued by TIQ (the “Series A Rights”) and certain Persons hold the right to receive an aggregate of 30,388,870 shares of TIQ Common Stock, in each case pursuant to Series B Rights to Receive Common Stock issued by TIQ (the “Series B Rights”);

WHEREAS, the Board of Directors of TIQ has determined that, for the purpose of effecting the reincorporation of TIQ in the State of Nevada, it is advisable and in the best interests of TIQ that, in accordance with Nevada Revised Statutes (the “NV Corporate Law”) and the Corporations Code of the State of California (the “CA Code”), TIQ merge with and into Titan upon the terms and conditions provided in this Agreement (the “Merger”).

WHEREAS, the respective Boards of Directors of Titan and TIQ have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

WHEREAS, for U.S. federal income tax purposes, the parties intend that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Constituent Corporations agree as follows:

1. Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Chapter 92A of the Nevada Corporate Law and Chapter 11 of the CA Code, TIQ shall be merged with and into Titan at the Effective Time (as hereinafter defined). Following the Effective Time, the separate corporate existence of TIQ shall cease, and Titan shall continue as the surviving corporation (the “Surviving Corporation”). The effects and consequences of the Merger shall be as set forth in this Agreement, the Nevada Corporate Law and the CA Code.

2. Effective Time.

(a) Subject to the provisions of this Agreement, on the date hereof, the Constituent Corporations shall duly prepare, execute and file certificates of merger (each, a “Certificate of Merger”) complying with (i) Chapter 92A.200 of the Nevada Corporate Law with the Secretary of State of the State of Nevada and (ii) Section 1113(g) of the CA Code with the Secretary of State of the State of California, in each case with respect to the Merger. The Merger shall become effective upon the later of the filing of the applicable Certificate of Merger with the Secretary of State of the State of California and the Secretary of State of the State of Nevada (the “Effective Time”).

(b) The Merger shall have the effects set forth in the Nevada Corporate Law and the CA Code, including without limitation Chapter 92A.240 of the Nevada Corporate Law and Section 6020 of the CA Code. Without limiting the generality of the foregoing, from the Effective Time: (i) all the properties, rights, privileges, immunities, powers and franchises of TIQ shall vest in Titan, as the Surviving Corporation, and (ii) all debts, liabilities, obligations and duties of TIQ shall become the debts, liabilities, obligations and duties of Titan, as the Surviving Corporation.

3. Organizational Documents. The by-laws of Titan in effect at the Effective Time shall be the by-laws of the Surviving Corporation until thereafter amended as provided therein or by the Nevada Corporate Law, and the certificate of incorporation of Titan in effect at the Effective Time, as amended pursuant to the Certificate of Merger, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein or by the Nevada Corporate Law.

4. Directors and Officers. The directors and officers of TIQ immediately prior to the Effective Time shall be the directors of the Surviving Corporation from and after the Effective Time and shall hold office until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the certificate of incorporation and by-laws of the Surviving Corporation or as otherwise provided by the Nevada Corporate Law.

5. Conversion of Securities.

(a) At the Effective Time, by virtue of the Merger and without any action on the part of either Constituent Corporation or the holders of shares of capital stock of either Constituent Corporation:

(i) each share of TIQ Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive one (1) validly issued, fully paid and non-assessable share of Titan Common Stock;

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(ii) each share of TIQ Series C Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive one hundred (100) validly issued, fully paid and non-assessable shares of Titan Series A Preferred Stock; and

(iii) each share of Titan Common Stock, including any shares owned by TIQ (as treasury stock or otherwise) will automatically be canceled and retired and will cease to exist, and no consideration will be delivered in exchange therefore.

(b) At the Effective Time, by virtue of the Merger and without any action on the part of either Constituent Corporation or the holders of Series A Rights or the holders of Series B Rights:

(i) each Series A Right in effect immediately prior to the Effective Time shall be converted into a Series A Right of Titan substantially in the form attached hereto as Exhibit A to receive one validly issued, fully paid and non-assessable share of Titan Common Stock; and

(ii) each Series B Right in effect immediately prior to the Effective Time shall be converted into a Series B Right of Titan substantially in the form attached hereto as Exhibit B to receive one of a validly issued, fully paid and non-assessable share of Titan Common Stock.

(c) Notwithstanding Sections 5(a) and (b) above, if any Person, after the conversions contemplated in such Sections, would hold the right to receive a fraction of any class of capital stock of Titan, a Series A Right of Titan or a Series B Right of Titan, such fraction shall be rounded up to the nearest whole share of the applicable class of capital stock or the nearest whole Series A Right of Titan or Series B Right of Titan, as applicable.

6. Stock Certificates.

(a) As soon as practicable following the Effective Time, Titan shall issue or cause to be issued by book entry transfer to an account at the transfer agent for the Titan Common Stock and Titan Preferred Stock to each person or entity (each, a “Person”) the number of shares of Titan Common Stock and/or Titan Preferred Stock to which such Person is entitled pursuant to Section 5.

(b) Any fractional shares of Titan Common Stock or Titan Series A Preferred Stock that are issuable to any such Person shall be rounded up to the next whole share.

7. Options and Convertible Securities.

(a) At Effective Time, Titan as the Surviving Corporation, shall assume the obligations of TIQ under, and continue, the TraQiQ, Inc. 2020 Equity Incentive Plan and all other employee benefit plans. Each outstanding and unexercised option, other right to purchase, or security convertible into, TIQ capital stock (each, an “Equity Plan Right”), if any, shall become, subject to Section 8(c), an option, right to purchase, or a security convertible into, the Surviving Corporations capital stock on the basis of one share of the Surviving Corporation’s capital stock for every share of TIQ stock issuable pursuant to any such Equity Plan Right, on the same terms and conditions and at an exercise price equal the exercise price applicable to any such Equity Plan Right at the Effective Time. This Section 8(a) shall not apply to TIQ Common Stock or TIQ Series C Preferred Stock, which are subject to Sections 5(a) and (b), respectively.

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(b) A number of shares of the Surviving Corporation’s capital stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of TIQ capital stock so reserved immediately prior to the Effective Time.

(c) With respect to the Equity Plan Rights, no “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

8. Entire Agreement. This Agreement together with the Certificate of Merger constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, representations and warranties, and agreements, both written and oral, with respect to such subject matter.

9. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

11. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

12. Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

13. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Nevada.

15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows

4

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TRAQIQ, INC.

By:
Name:	Glen Miller
Title:	Chief Executive Officer

TITAN ENVIRONMENTAL SOLUTIONS, INC.

By:
Name:	Glen Miller
Title:	Chief Executive Officer

Exhibit A

Form of Titan Series A Right

FORM OF SERIES A RIGHT

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS RIGHT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS RIGHT.

Titan Environmental Solutions Inc.

Series A Right To Receive Common Stock

Right No.: A-[   ]

Date of Exchange: [                      ] (“Exchange Date”)

Date of Issuance: [                      ]

Titan Environmental Solutions Inc., a Nevada corporation (the “Company”), hereby certifies that [BUYER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to receive from the Company, upon exercise of this Series A Right to Receive Common Stock (including any Series A Rights to Receive Common Stock issued in exchange, transfer or replacement hereof, this “Right”), at any time or times on or after the Exchange Date (the “Initial Exercisability Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), _________________ (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Right Shares”, and such number of Right Shares, the “Right Number”). Except as otherwise defined herein, capitalized terms in this Right shall have the meanings set forth in Section 19.

No consideration shall be required to be paid by the Holder to any Person to effect any exercise of this Right.

1. EXERCISE OF RIGHT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Right may be exercised by the Holder on any day on or after the Initial Exercisability Date (an “Exercise Date”), in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Right. No consideration shall be required to be paid by the Holder to any Person to effect any exercise of this Right. The Holder shall not be required to deliver an ink-original of this Right or an Exercise Notice in order to effect an exercise hereunder, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice form be required. Execution and delivery of an Exercise Notice with respect to less than all of the Right Shares shall have the same effect as cancellation of the original of this Right and issuance of a new Right evidencing the right to receive the remaining number of Right Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Right Shares shall have the same effect as cancellation of the original of this Right after delivery of the Right Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B with respect to issuance of free trading Rights Shares (and/or Rights Shares sold, or to be resold, by the Holder pursuant to Rule 144) and in the form attached hereto as Exhibit C with respect to issuance of restricted Rights Shares, to the Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date on which the Company has received such Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Right Shares initiated on the applicable Exercise Date) (the “Share Delivery Deadline”), the Company shall (i) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (“FAST”) and this Right satisfies one or more Free Tradability Conditions, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (ii) if the Transfer Agent is not participating in FAST or this Right does not satisfy any Free Tradability Conditions, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Right Shares with respect to which this Right has been exercised, irrespective of the date such Right Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Right Shares (as the case may be). If this Right is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Right Shares represented by this Right submitted for exercise is greater than the number of Right Shares being acquired upon an exercise and upon surrender of this Right to the Company by the Holder, then, at the request of the Holder, the Company shall as soon as practicable and in no event later than two (2) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Right (in accordance with Section 7(d)) representing the right to receive the number of Right Shares issuable hereunder immediately prior to such exercise under this Right, less the number of Right Shares with respect to which this Right is exercised.

(b) Factional Shares; Taxes. No fractional shares of Common Stock are to be issued upon the exercise of this Right, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Right Shares upon exercise of this Right. Notwithstanding anything to the contrary contained in this Right or the Registration Rights Agreement, after the effective date of the Registration Statement (as defined in the Registration Rights Agreement) and prior to the Holder’s receipt of the notice of a Grace Period (as defined in the Registration Rights Agreement), the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to the Holder (or its designee) in connection with any sale of Registrable Securities (as defined in the Registration Rights Agreement) with respect to which the Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, and for which the Holder has not yet settled. From the Exchange Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in FAST.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, on or prior to the Share Delivery Deadline, either (I) if the Transfer Agent is not participating in FAST or this Right does not satisfy any Free Tradability Conditions, to issue and deliver to the Holder (or its designee) a certificate for the number of Right Shares to which the Holder is entitled and register such Right Shares on the Company’s share register or, if the Transfer Agent is participating in FAST and this Right satisfies one or more Free Tradability Conditions, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Right Shares to which the Holder is entitled upon the Holder’s exercise of this Right (as the case may be) or (II) if a Registration Statement covering the resale of the Right Shares that are the subject of the Exercise Notice (the “Unavailable Right Shares”) is not available for the resale of such Unavailable Right Shares and the Company fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement (x) so notify the Holder and (y) deliver the Right Shares electronically without any restrictive legend by crediting such aggregate number of Right Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the Share Delivery Deadline and during such Delivery Failure an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Deadline and to which the Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Deadline, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Right that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline either (I) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or this Right does not satisfy any Free Tradability Conditions, the Company shall fail to issue and deliver to the Holder (or its designee) a certificate and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and this Right satisfies one or more Free Tradability Conditions, the Transfer Agent shall fail to credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Share Delivery Deadline the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure or Notice Failure, as applicable (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within two (2) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Right Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such Right Shares) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Right Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Right Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Right Shares multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date of such issuance and payment under this clause (ii) (the “Buy-In Payment Amount”). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Right as required pursuant to the terms hereof. While this Right is outstanding, the Company shall cause its transfer agent to participate in FAST. In addition to the foregoing rights, (i) if the Company fails to deliver the applicable number of Right Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Deadline, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Right that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and (ii) if a registration statement covering the issuance or resale of the Right Shares that are subject to an Exercise Notice is not available for the issuance or resale, as applicable, of such Right Shares and the Holder has submitted an Exercise Notice prior to receiving notice of the non-availability of such registration statement and the Company has not already delivered the Right Shares underlying such Exercise Notice electronically without any restrictive legend by crediting such aggregate number of Right Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, the Holder shall have the option, by delivery of notice to the Company, to rescind such Exercise Notice in whole or in part and retain or have returned, as the case may be, any portion of this Right that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an Exercise Notice shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise.

(d) 144 Status. For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Settlement Date, it is intended that the Right Shares issued hereunder upon exercise of this Right, from time to time, shall be deemed to have been acquired by the Holder, and the holding period for the Right Shares shall be deemed to have commenced, as of the Settlement Date. The Company acknowledges and agrees that in accordance with Section 3(a)(9) of the 1933 Act, the Right Shares shall take on the registered characteristics of the Rights being exercised. The Company agrees not to take any position contrary to this Section 1(d).

(e) Disputes. In the case of a dispute as to the arithmetic calculation of the number of Right Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Right Shares that are not disputed and resolve such dispute in accordance with Section 15.

(f) Limitations on Exercises. The Company shall not effect the exercise of any portion of this Right, and the Holder shall not have the right to exercise any portion of this Right, pursuant to the terms and conditions of this Right and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Right with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Right beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(i). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Right without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Right Shares to be acquired pursuant to such Exercise Notice (the number of shares by which such exercise is reduced, the “Reduction Shares”). For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Right, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Right results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Rights that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Right in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Right pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Right.

(g) Reservation of Shares.

(i) Required Reserve Amount. So long as this Right remains outstanding, the Company shall at all times keep reserved for issuance under this Right a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the Rights then outstanding (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g)(i) be reduced other than proportionally in connection with any exercise or redemption of Rights or such other event covered by Section 2(a) below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the Rights based on number of shares of Common Stock issuable upon exercise of Rights held by each holder on the applicable Settlement Date (without regard to any limitations on exercise) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Rights, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Rights shall be allocated to the remaining holders of Rights, pro rata based on the number of shares of Common Stock issuable upon exercise of the Rights then held by such holders (without regard to any limitations on exercise).

(ii) Insufficient Authorized Shares. If, notwithstanding Section 1(g)(i), and not in limitation thereof, at any time while any of the Rights remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the Rights then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Right due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Right exercisable into such Authorization Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1(g); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

2. ADJUSTMENT OF NUMBER OF RIGHT SHARES. The number of Right Shares issuable upon exercise of this Right are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 3 or Section 4, if the Company, at any time on or after the Exchange Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each case the number of Rights Shares issuable upon exercise of the Right shall be proportionately adjusted. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Right, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Right (without regard to any limitations or restrictions on exercise of this Right, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Right (without regard to any limitations or restrictions on exercise of this Right, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Right in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Right a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Right, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Right (without regard to any limitations on the exercise of this Right) prior to such Fundamental Transaction and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Right referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Right with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Right at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Right prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Right been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Right), as adjusted in accordance with the provisions of this Right. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Right. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Right at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Right prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Right been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Right). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

(c) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Right (and any such subsequent rights) were fully exercisable and without regard to any limitations on the exercise of this Right (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Right (or any such other right)).

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation or bylaws or other organizational documents or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Right, and will at all times in good faith carry out all the provisions of this Right and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Right.

6. RIGHT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Right, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Right be construed to confer upon the Holder, solely in its capacity as the Holder of this Right, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Right Shares which it is then entitled to receive upon the due exercise of this Right. In addition, nothing contained in this Right shall be construed as imposing any liabilities on the Holder to acquire any securities (upon exercise of this Right or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF RIGHTS.

(a) Transfer of Right. If this Right is to be transferred, the Holder shall surrender this Right to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Right (in accordance with Section 7(d)), registered as the Holder may request, representing the right to receive the number of Right Shares being transferred by the Holder and, if less than the total number of Right Shares then underlying this Right is being transferred, a new Right (in accordance with Section 7(d)) to the Holder representing the right to receive the number of Right Shares not being transferred.

(b) Lost, Stolen or Mutilated Right. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Right (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Right, the Company shall execute and deliver to the Holder a new Right (in accordance with Section 7(d)) representing the right to receive the Right Shares then underlying this Right.

(c) Exchangeable for Multiple Rights. This Right is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Right or Rights (in accordance with Section 7(d)) representing in the aggregate the right to receive the number of Right Shares then underlying this Right, and each such new Right will represent the right to receive such portion of such Right Shares as is designated by the Holder at the time of such surrender; provided, however, no rights for fractional shares of Common Stock shall be given.

(d) Issuance of New Rights. Whenever the Company is required to issue a new Right pursuant to the terms of this Right, such new Right (i) shall be of like tenor with this Right, (ii) shall represent, as indicated on the face of such new Right, the right to receive the Right Shares then underlying this Right (or in the case of a new Right being issued pursuant to Section 7(a) or Section 7(c), the Right Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Rights issued in connection with such issuance, does not exceed the number of Right Shares then underlying this Right), (iii) shall have an settlement date, as indicated on the face of such new Right which is the same as the Settlement Date, (iv) shall have an exchange date, as indicated on the face of such new Right which is the same as the Exchange Date and (v) shall have the same rights and conditions as this Right.

8. NOTICES. Whenever notice is required to be given under this Right, unless otherwise provided herein, such notice shall be given at its last address as it shall appear upon the right register of the Company. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Right (other than the issuance of shares of Common Stock upon exercise in accordance with the terms hereof), including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon each adjustment of the number of Right Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least ten Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder, and (iii) the existence of a proposed Fundamental Transaction at least ten (10) Trading Days prior to the consummation of such Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Company Subsidiary, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9. DISCLOSURE. Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Right, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 9 shall limit any obligations of the Company, or any rights of the Holder regarding the Company’s disclosures of material, non-public information in connection with the filing of a Current Report on Form 8-K or otherwise.

10. ABSENCE OF TRADING AND DISCLOSURE RESTRICTIONS. The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Right (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

12. SEVERABILITY. If any provision of this Right is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Right so long as this Right as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

13. GOVERNING LAW. This Right shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Right shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at its principal executive office and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS RIGHT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14. CONSTRUCTION; HEADINGS. This Right shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Right are for convenience of reference and shall not form part of, or affect the interpretation of, this Right.

15. DISPUTE RESOLUTION.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to the Closing Sale Price or fair market value or the arithmetic calculation of the number of Right Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Closing Sale Price or such fair market value or such arithmetic calculation of the number of Right Shares (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 15 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 15 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 15, (ii) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 15 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 15 and (iii) nothing in this Section 15 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 15).

16. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Right shall be cumulative and in addition to all other remedies available under this Right, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Right. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Right shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Right (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Right shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

17. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Right is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Right or to enforce the provisions of this Right or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Right, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

18. TRANSFER. This Right may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required to comply with the 1933 Act and applicable state securities laws.

19. CERTAIN DEFINITIONS. For purposes of this Right, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(d) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Exchange Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(e) “Bloomberg” means Bloomberg, L.P.

(f) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(g) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(h) “Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(i) “Company Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person, or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Company Subsidiary”.

(j) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(k) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the OTCQB or the Principal Market.

(l) “Expiration Date” means the date that is the fifth (5th) anniversary of the Initial Exercisability Date or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(m) “Free Tradability Condition” means the satisfaction of any of the following conditions in connection with the issuance of Rights Shares: (i) a registration statement covering the resale of such Rights Shares is effective under the 1933 Act, (ii) following any sale of such Rights Shares pursuant to Rule 144 (assuming transferor is not an affiliate of the Company), (iii) if such Rights Shares are eligible to be sold, assigned or transferred under Rule 144 (provided that the Holder provides the Company with reasonable assurances, which shall not include an opinion of such Holder’s counsel, that such Rights Shares are eligible for sale, assignment or transfer under Rule 144), or (iv) if a restrictive legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).

(n) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Right calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(o) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(p) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(q) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(r) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(s) “Principal Market” means The Pink Open Market.

(t) “Registration Rights Agreement” means that certain registration rights agreement, dated as of the Exchange Date, by and among the Company and the initial holders of Rights relating to, among other things, the registration of the resale of the Common Stock issuable upon exercise of the Rights, as may be amended from time to time.

(u) “Rights” means the Company’s Series A Rights to Receive Common Stock and Series B Rights to Receive Common Stock.

(v) “Rule 144” means Rule 144 promulgated under the 1933 Act.

(w) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(x) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(y) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(z) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(aa) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Right to Receive Common Stock to be duly executed as of the Date of Issuance set forth above.

TITAN ENVIRONMENTAL SOLUTIONS Inc.

By:
Name:	Glen Miller
Title:	Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
RIGHT TO RECEIVE COMMON STOCK

TITAN ENVIRONMENTAL SOLUTIONS INC.

The undersigned holder hereby exercises the right to receive _________________ of the shares of Common Stock (“Right Shares”) of Titan Environmental Solutions Inc., a Nevada corporation (the “Company”), evidenced by the Series A Right to Receive Common Stock No. _______ (the “Right”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Right.

The Company shall deliver to Holder, or its designee or agent as specified below, __________ Right Shares in accordance with the terms of the Right. Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

☐ Check here if no registration statement registering the resale of the Rights Shares is available, but the Rights Shares are eligible to be resold by the Holder pursuant to Rule 144

[PLEASE INITIAL THE FOLLOWING CERTIFICATIONS AS YOUR AGREEMENT TO COMPLY THEREWITH IN CONNECTION WITH THE RESALES OF THE RIGHTS SHARES SET FORTH ABOVE IN ACCORDANCE WITH RULE 144]

__________	The undersigned holder acknowledges that it intends to sell the Rights Shares exercised hereunder pursuant to the exemption provided by Rule 144. Unless the one year holding period set forth in Rule 144(d) has been satisfied prior to the initial date after the date hereof that the Company is obligated to file a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (the “Next Current Information Filing Date”), the undersigned holder represents that the undersigned holder intends to sell all such Rights Shares prior to such Next Current Information Filing Date.

__________	Until the one-year holding period set forth in Rule 144(d) has been satisfied, the undersigned holder covenants and agrees not to sell such Rights Shares pursuant to Rule 144 at any time the Company has delivered written notice to the undersigned holder that the Company is not in compliance with the reporting requirements contained in Rule 144(c)(1).

__________	If any such Rights Shares are not resold prior to the Next Current Information Filing Date, if requested by the Company, the undersigned holder agrees to immediately return the Rights Shares to the Transfer Agent and have a restrictive legend placed on a certificate evidencing any such unsold Right Shares.

Date: _____________ __, ____

Name of Registered Holder

By:
Name:
Title:

Tax ID:

E-mail Address:

EXHIBIT B

ACKNOWLEDGMENT

TITAN ENVIRONMENTAL SOLUTIONS INC.

Attn: Nora Marckwordt

Equity Stock Transfer

237 West 37th Street, Suite 602

New York, NY 10018

nora@equitystock.com

Re:	Titan Environmental Solutions Inc. (the “Company”)

Please issue an aggregate of ____________ shares of the Company’s Common Stock (“Right Shares”), pursuant to the exercise of ____________ Rights by _______________ (the “Holder”).

The Company has received full consideration, and the Right Shares are fully paid and non-assessable. The Right Shares are [fully registered under Form S-[____] (SEC Registration Number 333-[_________])][are eligible to be resold by the Holder pursuant to Rule 144 of the Securities Act of 1933, as amended.

In accordance with the Transfer Agent Instructions dated ________, 2023, please issue the Right Shares pursuant to the delivery instructions disclosed in the attached Exercise Notice. Note that the Holder’s address and Tax ID is listed in the Exercise Notice.

If you have any questions or require any other documentation in connection herewith, please contact the undersigned.

Very truly yours,

TITAN ENVIRONMENTAL SOLUTIONS Inc.

By:
Name:
Title:

EXHIBIT C

ACKNOWLEDGMENT

TITAN ENVIRONMENTAL SOLUTIONS INC.

Attn: Nora Marckwordt

Equity Stock Transfer

237 West 37th Street, Suite 602

New York, NY 10018

nora@equitystock.com

Re:	Titan Environmental Solutions Inc. (the “Company”)

Please issue an aggregate of ____________ restricted shares of the Company’s Common Stock (“Right Shares”), pursuant to the exercise of ____________ Rights by _______________ (the “Holder”).

The Company has received full consideration, and the Right Shares are fully paid and non-assessable.

In accordance with the Transfer Agent Instructions dated ________, 2023, please issue the Right Shares pursuant to the delivery instructions disclosed in the attached Exercise Notice. Note that the Holder’s address and Tax ID is listed in the Exercise Notice.

The legend set forth below should be placed on the certificates for such Rights Shares:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED), THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

If you have any questions or require any other documentation in connection herewith, please contact the undersigned.

Very truly yours,

TITAN ENVIRONMENTAL SOLUTIONS Inc.

By:
Name:
Title:

Exhibit B

Form of Titan Series B Right

FORM OF SERIES B RIGHT

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS RIGHT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS RIGHT.

Titan Environmental Solutions Inc.

Series B Right To Receive Common Stock

Right No.: B-[      ]
Date of Exchange: [                   ] (“Exchange Date”)
Date of Issuance: [                    ]

Titan Environmental Solutions Inc., a Nevada corporation (the “Company”), hereby certifies that [BUYER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to receive from the Company, upon exercise of this Series B Right to Receive Common Stock (including any Series B Rights to Receive Common Stock issued in exchange, transfer or replacement hereof, this “Right”), at any time or times on or after the earlier of (x) December 31, 2023 and (y) the Uplist Date (the “Initial Exercisability Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), _________________ (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Right Shares”, and such number of Right Shares, the “Right Number”). Except as otherwise defined herein, capitalized terms in this Right shall have the meanings set forth in Section 19.

No consideration shall be required to be paid by the Holder to any Person to effect any exercise of this Right.

1. EXERCISE OF RIGHT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Right may be exercised by the Holder on any day on or after the Initial Exercisability Date (an “Exercise Date”), in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Right. No consideration shall be required to be paid by the Holder to any Person to effect any exercise of this Right. The Holder shall not be required to deliver an ink-original of this Right or an Exercise Notice in order to effect an exercise hereunder, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice form be required. Execution and delivery of an Exercise Notice with respect to less than all of the Right Shares shall have the same effect as cancellation of the original of this Right and issuance of a new Right evidencing the right to receive the remaining number of Right Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Right Shares shall have the same effect as cancellation of the original of this Right after delivery of the Right Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B with respect to issuance of free trading Rights Shares (and/or Rights Shares sold, or to be resold, by the Holder pursuant to Rule 144) and in the form attached hereto as Exhibit C with respect to issuance of restricted Rights Shares, to the Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date on which the Company has received such Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Right Shares initiated on the applicable Exercise Date) (the “Share Delivery Deadline”), the Company shall (i) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (“FAST”) and this Right satisfies one or more Free Tradability Conditions, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (ii) if the Transfer Agent is not participating in FAST or this Right does not satisfy any Free Tradability Conditions, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Right Shares with respect to which this Right has been exercised, irrespective of the date such Right Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Right Shares (as the case may be). If this Right is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Right Shares represented by this Right submitted for exercise is greater than the number of Right Shares being acquired upon an exercise and upon surrender of this Right to the Company by the Holder, then, at the request of the Holder, the Company shall as soon as practicable and in no event later than two (2) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Right (in accordance with Section 7(d)) representing the right to receive the number of Right Shares issuable hereunder immediately prior to such exercise under this Right, less the number of Right Shares with respect to which this Right is exercised.

(b) Factional Shares; Taxes. No fractional shares of Common Stock are to be issued upon the exercise of this Right, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Right Shares upon exercise of this Right. Notwithstanding anything to the contrary contained in this Right or the Registration Rights Agreement, after the effective date of the Registration Statement (as defined in the Registration Rights Agreement) and prior to the Holder’s receipt of the notice of a Grace Period (as defined in the Registration Rights Agreement), the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to the Holder (or its designee) in connection with any sale of Registrable Securities (as defined in the Registration Rights Agreement) with respect to which the Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, and for which the Holder has not yet settled. From the Exchange Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in FAST.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, on or prior to the Share Delivery Deadline, either (I) if the Transfer Agent is not participating in FAST or this Right does not satisfy any Free Tradability Conditions, to issue and deliver to the Holder (or its designee) a certificate for the number of Right Shares to which the Holder is entitled and register such Right Shares on the Company’s share register or, if the Transfer Agent is participating in FAST and this Right satisfies one or more Free Tradability Conditions, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Right Shares to which the Holder is entitled upon the Holder’s exercise of this Right (as the case may be) or (II) if a Registration Statement covering the resale of the Right Shares that are the subject of the Exercise Notice (the “Unavailable Right Shares”) is not available for the resale of such Unavailable Right Shares and the Company fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement (x) so notify the Holder and (y) deliver the Right Shares electronically without any restrictive legend by crediting such aggregate number of Right Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the Share Delivery Deadline and during such Delivery Failure an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Deadline and to which the Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Deadline, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Right that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline either (I) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or this Right does not satisfy any Free Tradability Conditions, the Company shall fail to issue and deliver to the Holder (or its designee) a certificate and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and this Right satisfies one or more Free Tradability Conditions, the Transfer Agent shall fail to credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Share Delivery Deadline the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure or Notice Failure, as applicable (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within two (2) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Right Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such Right Shares) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Right Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Right Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Right Shares multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date of such issuance and payment under this clause (ii) (the “Buy-In Payment Amount”). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Right as required pursuant to the terms hereof. While this Right is outstanding, the Company shall cause its transfer agent to participate in FAST. In addition to the foregoing rights, (i) if the Company fails to deliver the applicable number of Right Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Deadline, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Right that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and (ii) if a registration statement covering the issuance or resale of the Right Shares that are subject to an Exercise Notice is not available for the issuance or resale, as applicable, of such Right Shares and the Holder has submitted an Exercise Notice prior to receiving notice of the non-availability of such registration statement and the Company has not already delivered the Right Shares underlying such Exercise Notice electronically without any restrictive legend by crediting such aggregate number of Right Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, the Holder shall have the option, by delivery of notice to the Company, to rescind such Exercise Notice in whole or in part and retain or have returned, as the case may be, any portion of this Right that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an Exercise Notice shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise.

(d) 144 Status. For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Settlement Date, it is intended that the Right Shares issued hereunder upon exercise of this Right, from time to time, shall be deemed to have been acquired by the Holder, and the holding period for the Right Shares shall be deemed to have commenced, as of the Settlement Date. The Company acknowledges and agrees that in accordance with Section 3(a)(9) of the 1933 Act, the Right Shares shall take on the registered characteristics of the Rights being exercised. The Company agrees not to take any position contrary to this Section 1(d).

(e) Disputes. In the case of a dispute as to the arithmetic calculation of the number of Right Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Right Shares that are not disputed and resolve such dispute in accordance with Section 15.

(f) Limitations on Exercises. The Company shall not effect the exercise of any portion of this Right, and the Holder shall not have the right to exercise any portion of this Right, pursuant to the terms and conditions of this Right and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Right with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Right beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(i). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Right without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Right Shares to be acquired pursuant to such Exercise Notice (the number of shares by which such exercise is reduced, the “Reduction Shares”). For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Right, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Right results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Rights that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Right in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Right pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Right.

(g) Reservation of Shares.

(i) Required Reserve Amount. So long as this Right remains outstanding, the Company shall at all times keep reserved for issuance under this Right a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the Rights then outstanding (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g)(i) be reduced other than proportionally in connection with any exercise or redemption of Rights or such other event covered by Section 2(a) below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the Rights based on number of shares of Common Stock issuable upon exercise of Rights held by each holder on the applicable Settlement Date (without regard to any limitations on exercise) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Rights, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Rights shall be allocated to the remaining holders of Rights, pro rata based on the number of shares of Common Stock issuable upon exercise of the Rights then held by such holders (without regard to any limitations on exercise).

(ii) Insufficient Authorized Shares. If, notwithstanding Section 1(g)(i), and not in limitation thereof, at any time while any of the Rights remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the Rights then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Right due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Right exercisable into such Authorization Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1(g); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

2. ADJUSTMENT OF NUMBER OF RIGHT SHARES. The number of Right Shares issuable upon exercise of this Right are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 3 or Section 4, if the Company, at any time on or after the Exchange Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each case the number of Rights Shares issuable upon exercise of the Right shall be proportionately adjusted. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Right, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Right (without regard to any limitations or restrictions on exercise of this Right, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Right (without regard to any limitations or restrictions on exercise of this Right, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Right in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Right a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Right, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Right (without regard to any limitations on the exercise of this Right) prior to such Fundamental Transaction and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Right referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Right with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Right at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Right prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Right been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Right), as adjusted in accordance with the provisions of this Right. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Right. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Right at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Right prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Right been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Right). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

(c) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Right (and any such subsequent rights) were fully exercisable and without regard to any limitations on the exercise of this Right (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Right (or any such other right)).

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation or bylaws or other organizational documents or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Right, and will at all times in good faith carry out all the provisions of this Right and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Right.

6. RIGHT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Right, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Right be construed to confer upon the Holder, solely in its capacity as the Holder of this Right, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Right Shares which it is then entitled to receive upon the due exercise of this Right. In addition, nothing contained in this Right shall be construed as imposing any liabilities on the Holder to acquire any securities (upon exercise of this Right or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF RIGHTS.

(a) Transfer of Right. If this Right is to be transferred, the Holder shall surrender this Right to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Right (in accordance with Section 7(d)), registered as the Holder may request, representing the right to receive the number of Right Shares being transferred by the Holder and, if less than the total number of Right Shares then underlying this Right is being transferred, a new Right (in accordance with Section 7(d)) to the Holder representing the right to receive the number of Right Shares not being transferred.

(b) Lost, Stolen or Mutilated Right. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Right (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Right, the Company shall execute and deliver to the Holder a new Right (in accordance with Section 7(d)) representing the right to receive the Right Shares then underlying this Right.

(c) Exchangeable for Multiple Rights. This Right is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Right or Rights (in accordance with Section 7(d)) representing in the aggregate the right to receive the number of Right Shares then underlying this Right, and each such new Right will represent the right to receive such portion of such Right Shares as is designated by the Holder at the time of such surrender; provided, however, no rights for fractional shares of Common Stock shall be given.

(d) Issuance of New Rights. Whenever the Company is required to issue a new Right pursuant to the terms of this Right, such new Right (i) shall be of like tenor with this Right, (ii) shall represent, as indicated on the face of such new Right, the right to receive the Right Shares then underlying this Right (or in the case of a new Right being issued pursuant to Section 7(a) or Section 7(c), the Right Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Rights issued in connection with such issuance, does not exceed the number of Right Shares then underlying this Right), (iii) shall have an settlement date, as indicated on the face of such new Right which is the same as the Settlement Date, (iv) shall have an exchange date, as indicated on the face of such new Right which is the same as the Exchange Date and (v) shall have the same rights and conditions as this Right.

8. NOTICES. Whenever notice is required to be given under this Right, unless otherwise provided herein, such notice shall be given at its last address as it shall appear upon the right register of the Company. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Right (other than the issuance of shares of Common Stock upon exercise in accordance with the terms hereof), including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon each adjustment of the number of Right Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least ten Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder, and (iii) the existence of a proposed Fundamental Transaction at least ten (10) Trading Days prior to the consummation of such Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Company Subsidiary, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9. DISCLOSURE. Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Right, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 9 shall limit any obligations of the Company, or any rights of the Holder regarding the Company’s disclosures of material, non-public information in connection with the filing of a Current Report on Form 8-K or otherwise.

10. ABSENCE OF TRADING AND DISCLOSURE RESTRICTIONS. The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Right (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

12. SEVERABILITY. If any provision of this Right is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Right so long as this Right as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

13. GOVERNING LAW. This Right shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Right shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at its principal executive office and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS RIGHT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14. CONSTRUCTION; HEADINGS. This Right shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Right are for convenience of reference and shall not form part of, or affect the interpretation of, this Right.

15. DISPUTE RESOLUTION.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to the Closing Sale Price or fair market value or the arithmetic calculation of the number of Right Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Closing Sale Price or such fair market value or such arithmetic calculation of the number of Right Shares (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 15 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 15 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 15, (ii) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 15 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 15 and (iii) nothing in this Section 15 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 15).

16. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Right shall be cumulative and in addition to all other remedies available under this Right, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Right. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Right shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Right (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Right shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

17. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Right is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Right or to enforce the provisions of this Right or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Right, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

18. TRANSFER. This Right may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required to comply with the 1933 Act and applicable state securities laws.

19. CERTAIN DEFINITIONS. For purposes of this Right, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(d) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Exchange Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(e) “Bloomberg” means Bloomberg, L.P.

(f) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(g) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(h) “Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(i) “Company Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person, or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Company Subsidiary”.

(j) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(k) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the OTCQB or the Principal Market.

(l) “Expiration Date” means the date that is the fifth (5th) anniversary of the Initial Exercisability Date or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(m) “Free Tradability Condition” means the satisfaction of any of the following conditions in connection with the issuance of Rights Shares: (i) a registration statement covering the resale of such Rights Shares is effective under the 1933 Act, (ii) following any sale of such Rights Shares pursuant to Rule 144 (assuming transferor is not an affiliate of the Company), (iii) if such Rights Shares are eligible to be sold, assigned or transferred under Rule 144 (provided that the Holder provides the Company with reasonable assurances, which shall not include an opinion of such Holder’s counsel, that such Rights Shares are eligible for sale, assignment or transfer under Rule 144), or (iv) if a restrictive legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).

(n) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Right calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(o) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(p) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(q) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(r) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(s) “Principal Market” means The Pink Open Market.

(t) “Registration Rights Agreement” means that certain registration rights agreement, dated as of the Exchange Date, by and among the Company and the initial holders of Rights relating to, among other things, the registration of the resale of the Common Stock issuable upon exercise of the Rights, as may be amended from time to time.

(u) “Rights” means the Company’s Series A Rights to Receive Common Stock and Series B Rights to Receive Common Stock.

(v) “Rule 144” means Rule 144 promulgated under the 1933 Act.

(w) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(x) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(y) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(z) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(aa) “Uplist Date” means such initial date the Common Stock of the Company is listed for trading on The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, Nasdaq Capital Markets or the Nasdaq Global Market.

(bb) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Right to Receive Common Stock to be duly executed as of the Date of Issuance set forth above.

TITAN ENVIRONMENTAL SOLUTIONS Inc.

By:
Name:	Glen Miller
Title:	Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
RIGHT TO RECEIVE COMMON STOCK

TITAN ENVIRONMENTAL SOLUTIONS INC.

The undersigned holder hereby exercises the right to receive _________________ of the shares of Common Stock (“Right Shares”) of Titan Environmental Solutions Inc., a Nevada corporation (the “Company”), evidenced by the Series B Right to Receive Common Stock No. _______ (the “Right”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Right.

The Company shall deliver to Holder, or its designee or agent as specified below, __________ Right Shares in accordance with the terms of the Right. Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

☐ Check here if no registration statement registering the resale of the Rights Shares is available, but the Rights Shares are eligible to be resold by the Holder pursuant to Rule 144

[PLEASE INITIAL THE FOLLOWING CERTIFICATIONS AS YOUR AGREEMENT TO COMPLY THEREWITH IN CONNECTION WITH THE RESALES OF THE RIGHTS SHARES SET FORTH ABOVE IN ACCORDANCE WITH RULE 144]

_________	The undersigned holder acknowledges that it intends to sell the Rights Shares exercised hereunder pursuant to the exemption provided by Rule 144. Unless the one year holding period set forth in Rule 144(d) has been satisfied prior to the initial date after the date hereof that the Company is obligated to file a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (the “Next Current Information Filing Date”), the undersigned holder represents that the undersigned holder intends to sell all such Rights Shares prior to such Next Current Information Filing Date.

_________	Until the one-year holding period set forth in Rule 144(d) has been satisfied, the undersigned holder covenants and agrees not to sell such Rights Shares pursuant to Rule 144 at any time the Company has delivered written notice to the undersigned holder that the Company is not in compliance with the reporting requirements contained in Rule 144(c)(1).

_________	If any such Rights Shares are not resold prior to the Next Current Information Filing Date, if requested by the Company, the undersigned holder agrees to immediately return the Rights Shares to the Transfer Agent and have a restrictive legend placed on a certificate evidencing any such unsold Right Shares.

Date:	_____________ __, __

Name of Registered Holder

By:
Name:
Title:

Tax ID:

E-mail Address:

EXHIBIT B

ACKNOWLEDGMENT

TITAN ENVIRONMENTAL SOLUTIONS INC.

Attn: Nora Marckwordt

Equity Stock Transfer

237 West 37th Street, Suite 602

New York, NY 10018

nora@equitystock.com

Re:	Titan Environmental Solutions Inc. (the “Company”)

Please issue an aggregate of ____________ shares of the Company’s Common Stock (“Right Shares”), pursuant to the exercise of ____________ Rights by _______________ (the “Holder”).

The Company has received full consideration, and the Right Shares are fully paid and non-assessable. The Right Shares are [fully registered under Form S-[____] (SEC Registration Number 333-[_________])][are eligible to be resold by the Holder pursuant to Rule 144 of the Securities Act of 1933, as amended.

In accordance with the Transfer Agent Instructions dated ________, 2023, please issue the Right Shares pursuant to the delivery instructions disclosed in the attached Exercise Notice. Note that the Holder’s address and Tax ID is listed in the Exercise Notice.

If you have any questions or require any other documentation in connection herewith, please contact the undersigned.

Very truly yours,

TITAN ENVIRONMENTAL SOLUTIONS Inc.

By:
Name:
Title:

EXHIBIT C

ACKNOWLEDGMENT

TITAN ENVIRONMENTAL SOLUTIONS INC.

Attn: Nora Marckwordt

Equity Stock Transfer

237 West 37th Street, Suite 602

New York, NY 10018

nora@equitystock.com

Re:	Titan Environmental Solutions Inc. (the “Company”)

Please issue an aggregate of ____________ restricted shares of the Company’s Common Stock (“Right Shares”), pursuant to the exercise of ____________ Rights by _______________ (the “Holder”).

The Company has received full consideration, and the Right Shares are fully paid and non-assessable.

In accordance with the Transfer Agent Instructions dated ________, 2023, please issue the Right Shares pursuant to the delivery instructions disclosed in the attached Exercise Notice. Note that the Holder’s address and Tax ID is listed in the Exercise Notice.

The legend set forth below should be placed on the certificates for such Rights Shares:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED), THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

If you have any questions or require any other documentation in connection herewith, please contact the undersigned.

Very truly yours,

TITAN ENVIRONMENTAL SOLUTIONS Inc.

By:
Name:
Title:

Exhibit B

ARTICLES OF INCORPORATION

OF

Titan Environmental Solutions Inc.

Pursuant to Section 78.035 of the Nevada Revised Statutes these Articles of Incorporation of Titan Environmental Solutions Inc. correctly sets forth and consolidates the entire text of the Articles of Incorporation of Titan Environmental Solutions Inc. The Articles of Incorporation of Titan Environmental Solutions Inc. are hereby adopted and set to read as follows:

ARTICLE I

NAME

1.01 Name. The name of the corporation is Titan Environmental Solutions Inc. (the “Corporation”).

ARTICLE II

RESIDENT AGENT AND REGISTERED OFFICE

2.01 Resident Agent. The name of the Corporation’s resident agent for service of process is National Registered Agents, 701 S. Carson Street, Suite 200, Carson City, Nevada 89701.

ARTICLE III

CAPITAL STOCK

3.01 Authorized Capital Stock. The total number of shares of stock this Corporation is authorized to issue shall be 425,000,000 shares, par value $0.0001 per share. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

3.02 Common Stock. The total number of authorized shares of Common Stock shall be 400,000,000.

3.03 Preferred Stock. The total number of authorized shares of Preferred Stock shall be 25,000,000 shares. The board of directors of the Corporation (the “Board”) shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(a) whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b) the number of shares to constitute the class or series and the designation thereof;

(c) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d) whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g) the preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h) whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) such other rights and provisions with respect to any class or series as may to the Board seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

ARTICLE IV

DIRECTORS

4.01 Number. The number of directors comprising the Board shall be fixed and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation, except that at no time shall there be less than one director.

ARTICLE V

PURPOSE

5.01 Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Nevada Revised Statutes (“NRS”).

ARTICLE VI

DIRECTORS’ AND OFFICERS’ LIABILITY

6.01 Limitation of Liability. The individual liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the NRS, as the same may be amended and supplemented. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VII

INDEMNITY

7.01 Indemnification. Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

7.02 Bylaw Provisions. Without limiting the application of the foregoing, the Board may adopt, or amend its, bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

7.03 Continuation. T he indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

Dated: October 5, 2023	By:
	Name:	Glen Miller
	Title:	Chief Executive Officer

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Exhibit C

BYLAWS

OF

Titan Environmental Solutions Inc.

(A NEVADA CORPORATION)

Article I

OFFICES

Section 1. Registered Agent and Offices. The registered agent of Titan Environmental Solutions, Inc. (the “Corporation”) in the State of Nevada shall be National Registered Agents 701 S. Carson Street, Suite 200, Carson City, Nevada 89701. The principal place of business of the Corporation shall be 1931 Austin Drive, Troy, MI 48083.

Section 2. Other Offices. The Corporation may also have and maintain an office or principal place of business at such place as may be fixed by the board of directors of the Corporation (the “Board of Directors”), and may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

Article II

CORPORATE SEAL

Section 1. Corporate Seal. The Board of Directors may adopt a corporate seal. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Article III

STOCKHOLDERS’ MEETINGS

Section 1. Place and Time of Meetings.

(a) Meetings of the stockholders of the Corporation (the “Stockholders”) may be held at such place, either within or outside of the State of Nevada, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Nevada Revised Statutes (the “Act”).

(b) The annual meeting shall be held on the date and at the time fixed, from time to time, by the Board of Directors. A special meeting shall be held on the date and at the time fixed by the Board of Directors.

(c) Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the Board of Directors may, from time to time, fix. Whenever the Board of Directors shall fail to fix such place, the meeting shall be held at the registered office of the Corporation in the State of Nevada. The Board of Directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.320 of the Act. If a meeting by remote communication is authorized by the Board of Directors in its sole discretion, and subject to guidelines and procedures as the Board of Directors may adopt, Stockholders and proxyholders not physically present at a meeting of the Stockholders may, by means of remote communication participate in a meeting of the Stockholders and be deemed present in person and vote at a meeting of Stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a Stockholder or proxyholder, (b) the Corporation shall implement reasonable measures to provide such Stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any Stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2. Annual Meeting.

(a) The annual meeting of the Stockholders, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the Stockholders may be made at an annual meeting of Stockholders: (i) pursuant to the Corporation’s notice of meeting of Stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any Stockholder who was a Stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

(b) At an annual meeting of the Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a Stockholder pursuant to clause (iii) of paragraph (a) of this Section, (i) the Stockholder must have given timely notice thereof in writing to the secretary of the Corporation (the “Secretary”), (ii) such other business must be a proper matter for Stockholder action under the Act and applicable law, (iii) if the Stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice (as defined in this paragraph), such Stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such Stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such Stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the Stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section. To be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the Stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a Stockholder’s notice as described above. Such Stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such Stockholder and such beneficial owner, and (iii) whether either such Stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

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(c) Notwithstanding anything in the second sentence of paragraph (b) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(d) Only such persons who are nominated in accordance with the procedures set forth in this Section (or elected or appointed pursuant to Article IV of these bylaws (“Bylaws”)) shall be eligible to serve as directors and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the chairman of the Board of Directors (the “Chairman”) shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for Stockholder action at the meeting and shall be disregarded.

(e) Notwithstanding the foregoing provisions of this Section, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a Stockholders’ meeting, Stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of Stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(f) For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the 1934 Act.

Section 3. Special Meetings.

(a) Special meetings of the Stockholders may be called, for any purpose or purposes, by (i) the Chairman, (ii) the chief executive officer of the Corporation (the “CEO”), (iii) the Board of Directors pursuant to a resolution adopted by directors representing a quorum of the Board of Directors or (iv) by the holders of shares entitled to cast not less than 33 1/3 % of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

(b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, or by e-mail transmission to the Chairman, the CEO or the Secretary. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the Stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of Stockholders called by action of the Board of Directors may be held.

Section 4. Notice of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of Stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each Stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which Stockholders and proxyholders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the Stockholder at such Stockholder’s address as it appears on the records of the Corporation. Notice of the time, place, if any, and purpose of any meeting of Stockholders may be waived in writing, signed by the person entitled to notice thereof or by electronic transmission by such person, either before or after such meeting, and will be waived by any Stockholder by its, his or her attendance thereat in person, by remote communication, if applicable, or by proxy, except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any Stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

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Section 5. Quorum. At all meetings of Stockholders, except where otherwise provided by statute, the Corporation’s articles of incorporation (the “Articles”) or these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of 33 1/3% of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of Stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The Stockholders present at a duly called or convened a meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum. Except as otherwise provided by statute, or by the Articles or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter shall be the act of the Stockholders. Except as otherwise provided by statute, the Articles or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Articles or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

Section 6. Adjournment and Notice of Adjourned Meetings. Any meeting of Stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business, which might have been transacted at the original meeting pursuant to the Articles, these Bylaws or applicable law. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

Section 7. Voting Rights. For the purpose of determining those Stockholders entitled to vote at any meeting of the Stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of Stockholders. Every person entitled to vote or execute consents shall have the right to do so in person, either by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a Stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 8. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting (including giving consent pursuant to Section 13) shall have the following effect: (a) if only one (1) votes, its, his or her act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Nevada Circuit Court for relief as provided in the Act. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

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Section 9. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to Stockholders. The list shall be open to examination of any Stockholder during the time of the meeting as provided by law.

Section 10. Action Without Meeting.

(a) Unless otherwise provided in the Articles, any action required by statute to be taken at any annual or special meeting of the Stockholders, or any action which may be taken at any annual or special meeting of the Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

(b) Every written consent or electronic transmission shall bear the date of signature of each Stockholder who signs the consent, and no written consent or electronic transmission shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation in the manner herein required, written consents or electronic transmissions signed by a sufficient number of Stockholders to take action are delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

(c) In no instance where the action is authorized by written consent need a meeting of Stockholders be called or notice given.

(d) An electronic mail, facsimile or other electronic transmission consenting to an action to be taken and transmitted by a Stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section, provided that any such electronic mail, facsimile or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the electronic mail, facsimile or other electronic transmission was transmitted by the Stockholder or proxyholder or by a person or persons authorized to act for the Stockholder and (ii) the date on which such Stockholder or proxyholder or authorized person or persons transmitted such electronic mail, facsimile or electronic transmission. The date on which such electronic mail, facsimile or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic mail, facsimile or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the state of Nevada, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by electronic mail, facsimile or other electronic transmission may be otherwise delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded if, to the extent and in the manner provided by resolution of the Board of Directors. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

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Section 11. Organization.

(a) At each meeting of Stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the CEO, or, if the CEO is absent, a chairman of the meeting chosen by a majority in interest of the Stockholders entitled to vote, present in person or by proxy, shall act as chairman at such meeting. The Secretary, or, in his or her absence, an assistant secretary of the Corporation directed to do so by the CEO, shall act as secretary of the meeting.

(b) The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of Stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to Stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the Stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of Stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

Article IV

DIRECTORS

Section 1. Number and Term of Office. The authorized number of directors of the Corporation shall be fixed by the Board of Directors from time to time. Directors need not be Stockholders unless so required by the Articles. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient.

Section 2. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by statute or by the Articles. The Board of Directors is entitled to determine the voting powers and the designations (including the right and power to designate), preferences and other special rights, and the qualifications, limitations or restrictions in respect of each class or series of preferred stock of the Corporation.

Section 3. Term of Directors.

(a) Directors shall be elected at each annual meeting of Stockholders to serve until the next annual meeting of Stockholders and his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(b) No person entitled to vote at an election for directors may cumulate votes to which such person is entitled.

Section 4. Vacancies. Unless otherwise provided in the Articles, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly-created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly-created directorships shall be filled by Stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director; provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Articles, vacancies and newly-created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly-created directorships shall be filled by Stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

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Section 5. Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 6. Removal. Subject to any limitations imposed by applicable law, the Board of Directors or any director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors.

Section 7. Meetings.

(a) Regular Meetings. Unless otherwise restricted by the Articles, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Nevada which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, including a voice-messaging system or other system designated to record and communicate messages, facsimile, or by electronic mail or other electronic means. No further notice shall be required for a regular meeting of the Board of Directors.

(b) Special Meetings. Unless otherwise restricted by the Articles, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman or any director.

(c) Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d) Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by U.S. mail, it shall be sent by first class mail, postage prepaid at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(e) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

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Section 8. Quorum and Voting.

(a) Unless the Articles require a greater number, a quorum of the Board of Directors shall consist of a majority of the total number of directors then serving; provided, however, that such number shall never be less than one-third (1/3) of the total number of directors except that when one director is authorized, then one director shall constitute a quorum. At any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. If the Articles provides that one or more directors shall have more or less than one vote per director on any matter, every reference in this Section to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles or these Bylaws.

Section 9. Action without Meeting. Unless otherwise restricted by the Articles or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 10. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 11. Committees.

(a) Executive Committee. The Board of Directors may appoint an executive committee (the “Executive Committee”) to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no Executive Committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the Stockholders, any action or matter expressly required by the Act to be submitted to Stockholders for approval, or (ii) adopting, amending or repealing these Bylaws.

(b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c) Term. The Board of Directors, subject to the provisions of paragraphs (a) or (b) of this Section may at any time increase or decrease the number of members of the Executive Committee or any other committee or terminate the existence of the Executive Committee or any other committee. The membership of a member of the Executive Committee or any other committee shall terminate on the date of his or her death or voluntary resignation from the Executive Committee, any other committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual Executive Committee or other committee member and the Board of Directors may fill any Executive Committee or other committee vacancy created by death, resignation, removal or increase in the number of members of the Executive Committee or other committee. The Board of Directors may designate one or more directors as alternate members of any committee (including the Executive Committee), who may replace any absent or disqualified member at any meeting of the applicable committee, and, in addition, in the absence or disqualification of any member of the Executive Committee or other committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

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(d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section shall be held at such times and places as are determined by the Board of Directors, or by the Executive Committee or any such committee, as applicable, and when notice thereof has been given to each member of the Executive Committee or other committee, no further notice of such regular meetings need be given thereafter. Special meetings of the Executive Committee or other committee may be held at any place which has been determined from time to time by the Executive Committee or other committee, as applicable, and may be called by any director who is a member of the Executive Committee or such other committee, as applicable, upon notice to the members of the Executive Committee or other committee, as applicable, of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of the Executive Committee or other committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the Executive Committee or other committee, a majority of the authorized number of members of the Executive Committee or any other committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Executive Committee or other committee, as applicable.

Section 12. Organization. At every meeting of the Board of Directors, the Chairman, or, if a Chairman has not been appointed or is absent, the CEO (if a director), or if the CEO is not a director or is absent, the president of the Corporation (the “President”) (if a director), or if the President is not a director or is absent, the most senior officer of the Corporation (if a director) or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, any Assistant Secretary directed to do so by the CEO or the President, shall act as secretary of the meeting.

Article V

OFFICERS

Section 1. Officers Designated. The officers of the Corporation shall include, if and when designated by the Board of Directors, the CEO, a President, a Secretary, and a chief financial officer, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint a treasurer, controller, one or more vice presidents; one or more assistant secretaries, assistant treasurers, assistant controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers, as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 2. Tenure and Duties of Officers.

(a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors, the CEO or any other officer if so authorized by the Board of Directors.

(b) Duties of Chairman of the Board of Directors. The Chairman, when present, shall preside at all meetings of the Stockholders and the Board of Directors. The Chairman shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. If there is no CEO and no President, then the Chairman shall also serve as the CEO and shall have the powers and duties prescribed in paragraph (c) of this Section.

(c) Duties of Chief Executive Officer. The CEO shall preside at all meetings of the Stockholders and (if a director) at all meetings of the Board of Directors, unless the Chairman has been appointed and is present. The CEO shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The CEO shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

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(d) Duties of President. In the absence or disability of the CEO or if the office of CEO is vacant, the President shall preside at all meetings of the Stockholders and (if a director) at all meetings of the Board of Directors, unless the Chairman has been appointed and is present. If the office of CEO is vacant, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(e) Duties of Vice Presidents. The vice presidents of the Corporation may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The vice presidents of the Corporation shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f) Duties of Secretary. The Secretary shall attend all meetings of the Stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the Stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The CEO may direct any assistant secretary of the Corporation to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary of the Corporation shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the CEO shall designate from time to time.

(g) Duties of Chief Financial Officer. The chief financial officer of the Corporation (the “Chief Financial Officer”) shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the CEO. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors or the CEO shall designate from time to time. The CEO may direct the treasurer of the Corporation or any assistant treasurer of the Corporation, or the controller of the Corporation or any assistant controller of the Corporation to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each treasurer of the Corporation and any assistant treasurer of the Corporation and each controller of the Corporation and any assistant controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the CEO shall designate from time to time.

Section 3. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 4. Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors, the CEO, the President or the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

Section 5. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written or electronic consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

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Article VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING

OF SECURITIES OWNED BY THE CORPORATION

Section 1. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. All checks and drafts drawn on banks or other depositaries of funds to the credit of the Corporation or on special accounts of the corporation shall be signed by such person or persons, as the Board of Directors shall authorize so to do. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 2. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman, the CEO, the President, or any Vice President.

Article VII

SHARES OF STOCK

Section 1. Form and Execution of Certificates. The shares of the Corporation shall be represented by certificates, or shall be uncertificated. Certificates for the shares of stock, if any, of the Corporation shall be in such form as is consistent with the Articles and applicable law. Every holder of shares of stock in the Corporation represented by certificate shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers certifying the number of shares owned by it, him or her in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

Section 2. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the Corporation in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 3. Restrictions on Transfer.

(a) The Corporation shall have power to enter into and perform any agreement with any number of Stockholders of any one or more classes of stock of the Corporation to restrict the sale, transfer, assignment, pledge, or other disposal of or encumbering of any of the shares of stock of the Corporation or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise (each, a “Transfer”) of shares of stock of the Corporation of any one or more classes owned by such Stockholders in any manner not prohibited by the Act.

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(b) Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by a certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

Section 4. Fixing Record Dates.

(a) In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day immediately preceding the day on which notice is given, or if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. A determination of Stockholders of record entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the Stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any Stockholder of record seeking to have the Stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date, on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the Stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 5. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

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Article VIII

FISCAL YEAR

Section 1. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Article IX

INDEMNIFICATION

Section 1. Indemnification of Directors, Executive Officers, Employees, and Other Agents.

(a) Directors and Executive Officers. The Corporation shall indemnify its directors and executive officers (for the purposes of this Article, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Act or any other applicable law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Act or any other applicable law or (iv) such indemnification is required to be made under paragraph (d) of this Section.

(b) Other Officers, Employees and Other Agents. The Corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Act or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board of Directors shall determine.

(c) Expenses. The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or executive officer of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding; provided, however, that, if the Act requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section, no advance shall be made by the Corporation to an executive officer of the Corporation (except by reason of the fact that such executive officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

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(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Section shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or executive officer. Any right to indemnification or advances granted by this Section to a director or executive officer or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Act or any other applicable law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise as a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or the Stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Act or any other applicable law, nor an actual determination by the Corporation (including the Board of Directors, independent legal counsel or the Stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

(e) Non-Exclusivity of Rights. The rights conferred on any person by this Section shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Articles, Bylaws, agreement, vote of Stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Act or any other applicable law.

(f) Survival of Rights. The rights conferred on any person by this Section shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g) Insurance. To the fullest extent permitted by the Act, or any other applicable law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section.

(h) Amendments. Any repeal or modification of this Section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

(i) Saving Clause. If this Section or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law. If this Section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director and executive officer to the full extent under applicable law.

(j) Certain Definitions. For the purposes of this Section, the following definitions shall apply:

(1) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(2) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

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(3) The term the “Corporation” shall include the Corporation and any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(4) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(5) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section.

Article X

NOTICES

Section 1. Notices.

(a) Notice to Stockholders. Written notice to Stockholders of Stockholder meetings shall be given as provided in Section 4 of Article III of these Bylaws. Without limiting the manner by which notice may otherwise be given effectively to Stockholders under any agreement or contract with such Stockholder, and except as otherwise required by law, written notice to Stockholders for purposes other than Stockholder meetings may be sent by United States mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b) Notice to Directors. Any notice required to be given to any director may be given by the method stated in paragraph (a) of this Section, or as provided for in Section 7 of Article IV of these Bylaws. If such notice is not delivered personally, it shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the Stockholder or Stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Articles or Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Act, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f) Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the Act, any notice given under the provisions of the Act, the Articles or the Bylaws shall be effective if given by a single written notice to Stockholders who share an address if consented to by the Stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such Stockholder fails to object in writing to the Corporation within 60 days of having been given notice by the Corporation of its intention to send the single notice. Any consent shall be revocable by the Stockholder by written notice to the Corporation.

Article XI

AMENDMENTS

Section 1. Amendments. The Board of Directors is expressly empowered to adopt, amend or repeal these Bylaws. The Stockholders shall also have power to adopt, amend or repeal these Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Articles, such action by Stockholders shall require the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

APPROVED AND ADOPTED on October 5, 2023

Name:
Title:	Secretary

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Exhibit D

TITAN ENVIRONMENTAL SOLUTIONS INC.

2023 EQUITY INCENTIVE PLAN

Article I

PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Capitalized terms used in the Plan are defined in Article XI.

Article II

ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

Article III

ADMINISTRATION AND DELEGATION

3.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator may delegate its authority to one or more officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2 Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

Article IV

STOCK AVAILABLE FOR AWARDS

4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, no more than 32,500,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Overall Share Limit”). Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

4.2 Share Recycling. If all or any part of an Award expires, lapses or is terminated, surrendered, repurchased, canceled without having been fully exercised or forfeited, or exchanged for or settled in cash, in any case, in a manner that results in the Company not issuing any Shares covered by the Award or acquiring Shares at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares, the unused or reacquired Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.

4.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than [●] Shares may be issued pursuant to the exercise of Incentive Stock Options.

4.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options, stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate in accordance with Applicable Laws. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant under such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for new Awards under the Plan and shall not reduce or affect the Overall Share Limit; provided that such new Awards shall not be made after the date grants could have been made under the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

4.5 Non-Employee Director Compensation. The Board may make Awards to non-employee Directors from time to time, subject to the limitations in the Plan. The Board will determine the terms, conditions and amounts of all such non-employee Director Awards in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time. Notwithstanding the foregoing, the sum of any cash compensation, other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director may not exceed $250,000 in any calendar year. The Board may, in its discretion, make exceptions to this limit in extraordinary circumstances; provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

Article V

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 General.

(a) The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. All Options shall be separately designated as Incentive Stock Options or Non-Qualified Stock Options at the time of grant. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right.

(b) A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose. A Stock Appreciation Right may be payable in cash, Shares valued at Fair Market Value or a combination of the two, as the Administrator may determine or provide in the Award Agreement.

5.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Administrator, the exercise price will not be less than 100% of the Fair Market Value of one Share on the grant date of the Option or Stock Appreciation Right.

5.3 Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, unless otherwise determined by the Administrator in accordance with Applicable Laws, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation and cease to be exercisable, unless the Administrator otherwise determines.

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5.4 Vesting of Options and Stock Appreciation Rights. Each Option or Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option or Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on a performance goal, which may be based on the Performance Criteria, or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options and Stock Appreciation Rights may vary.

5.5 Exercise.

(a) Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.6 of the exercise price for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.8 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

(b) If an Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Change in Control in which such Option is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company or a Subsidiary, or, if no such definition, in accordance with the then current employment policies and guidelines of the Company or employing Subsidiary), the vested portion of any Option may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from the Participant’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any Shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5.5(b) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

5.6 Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

(a) cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;

(b) if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to pay the exercise price, or (ii) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

(c) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

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(d) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date; or

(e) to the extent permitted by the Administrator, any combination of the above payment forms.

5.7 Termination of Service.

(a) General. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise determined by the Administrator, following a Participant’s Termination of Service (other than upon the Participant’s death or Disability), a Participant may exercise an Option or Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Option or Stock Appreciation Right as of the date of such Termination of Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the Participant’s Termination of Service or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the Award Agreement. If, after Termination of Service, the Participant does not exercise the Option or Stock Appreciation Right within the time specified in the Award Agreement, the Option or Stock Appreciation Right shall terminate and cease to be exercisable. Notwithstanding the foregoing, if the Termination of Service is by the Company or any Subsidiary for Cause, all outstanding Options and Stock Appreciation Rights (whether or not vested) shall immediately terminate and cease to be exercisable.

(b) Extension of Termination Date. The Administrator may provide in a Participant’s Award Agreement that if the exercise of the Option or Stock Appreciation Right following the Participant’s Termination of Service would be prohibited because the issuance of Shares would violate the registration requirements under the Securities Act or any other federal or state securities law or the rules of any securities exchange or interdealer quotation system, then the Option or Stock Appreciation Right shall terminate on the earlier of (i) the expiration of the term of the Option or Stock Appreciation Right or (ii) the date three (3) months following the end of the period during which the exercise of the Option or Stock Appreciation Right would be in violation of such registration or other securities law requirements.

(c) Disability of Participant. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise determined by the Administrator, following a Participant’s Termination of Service as a result of the Participant’s Disability, a Participant may exercise an Option or Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Option or Stock Appreciation Right as of the date of such Termination of Service) but only within such period of time ending on the earlier of (i) the date twelve (12) months following the Participant’s Termination of Service or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the Award Agreement. If, after Termination of Service, the Participant does not exercise the Option or Stock Appreciation Right within the time specified in the Award Agreement, the Option or Stock Appreciation Right shall terminate and cease to be exercisable.

(d) Death of Participant. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise determined by the Administrator, following a Participant’s Termination of Service as a result of the Participant’s death, the Option or Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Option or Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Option or Stock Appreciation Right upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date twelve (12) months following the date of death or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the Award Agreement. If, after the Participant’s death, the Option or Stock Appreciation Right is not exercised within the time specified in the Award Agreement, the Option or Stock Appreciation Right shall terminate and cease to be exercisable.

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5.8 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value of one Share on the Option’s grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers of Shares acquired under the Option made within (a) two (2) years from the grant date of the Option or (ii) one (1) year after the transfer of such Shares to the Participant, with such notice specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company, nor any Subsidiary, nor the Administrator, nor any of their Affiliates will be liable to a Participant, or any other party, if an Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason will be a Non-Qualified Stock Option.

Article VI

RESTRICTED STOCK; RESTRICTED STOCK UNITS

6.1 General.

(a) The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase from the Participant all or part of such Shares at their issue price or other stated or formula price (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period(s) that the Administrator establishes for such Award.

(b) The Administrator may grant Restricted Stock Units to any Service Provider, which Awards may be subject to vesting and forfeiture conditions, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

6.2 Restricted Stock.

(a) Stockholder Rights. Subject to any restrictions set forth in the Award Agreement, Participants holding Restricted Stock generally shall have the rights and privileges of a stockholder with respect to such Shares, including the right to vote such Shares, and the right to dividends as provided in Section 6.2(b).

(b) Dividends. Participants holding Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(c) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Restricted Stock, together with a stock power endorsed in blank.

(d) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the grant date, rather than as of the date(s) upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service (along with proof of the timely filing thereof).

6.3 Restricted Stock Units.

(a) Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights. A Participant will not have any rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

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(c) Dividend Equivalents. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to Dividend Equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the Restricted Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units. Settlement of Dividend Equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any Dividend Equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

Article VII

OTHER STOCK OR CASH BASED AWARDS

7.1 The Administrator may grant Other Stock or Cash Based Awards to any Service Provider, including Awards to receive Shares in the future or Awards to receive annual or other periodic or long-term cash bonus awards. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions.

7.2 Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.

Article VIII

ADJUSTMENTS FOR CHANGES IN COMMON STOCK

AND CERTAIN OTHER EVENTS

8.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award, the Award’s exercise price (if applicable), granting additional Awards to Participants, and making cash payments to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary, final, and binding on all persons, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

8.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property); reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, or dissolution; sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or sale or exchange of Shares or other securities of the Company; Change in Control; issuance of warrants or other rights to purchase Shares or other securities of the Company; other similar corporate transaction or event; other unusual or nonrecurring transaction or event affecting the Company or its financial statements; or any change in any Applicable Laws or accounting principles, the Administrator, is authorized to take action as it deems appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Administrator to be made available under the Plan or with respect to any Award, (y) facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles. The Administrator may take such action either in the Award Agreement or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Laws or accounting principles may be made within a reasonable period of time after such change). The Administrator’s action(s) may include, but shall not be limited to, any one or more of the following actions:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and types of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

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(d) To make adjustments in the number and type of shares (or other securities or property) subject to such Award and/or with respect to which new Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and type of shares which may be issued) and/or in the terms and conditions of (including the exercise or purchase price or applicable performance goals), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; and/or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

8.3 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty (60) days before or after such transaction.

8.4 General.

(a) Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares; dividend payment; increase or decrease in the number of shares of any class; or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s exercise or purchase price.

(b) The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares.

(c) The Administrator may treat Participants and Awards (or portions thereof) differently from other Participants or other Awards under this Article VIII, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

Article IX

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent for Awards other than Incentive Stock Options, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

9.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

9.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

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9.4 Default Vesting. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a four (4) year period, with one-quarter (1/4) of the Award vesting on the first annual anniversary of the date of grant, with the remainder of the Award vesting monthly thereafter.

9.5 Leaves of Absence.

(a) Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence and will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator, or (ii) transfers between locations of the Company or between the Company, its parent, or any Subsidiary.

(b) For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Non-qualified Stock Option.

9.6 Other Change in Status. Subject to compliance with Applicable Laws, including Section 409A of the Code, in the event a Service Provider’s regular level of time commitment in the performance of services for the Company, its parent, or any Subsidiary is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (a) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (b) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.

9.7 Effect of Termination of Service; Change in Status. The Administrator will determine, in its sole discretion, the effect of all matters and questions relating to any Termination of Service, including, without limitation, (a) whether a Termination of Service has occurred, (b) whether a Termination of Service resulted from a discharge for Cause, (c) whether a particular leave of absence constitutes a Termination of Service, (d) whether a change in a Participant’s Service Provider status affects an Award, and (e) the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under an Award, if applicable.

9.8 Withholding.

(a) Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Laws to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant.

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(b) Subject to Section 10.8 and any Company insider trading policy (including blackout periods), a Participant may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value (provided such delivery does not create adverse accounting consequences to the Company, as determined by the Administrator), (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Administrator of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Administrator, any combination of the foregoing payment forms. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Administrator’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Administrator may elect to instruct any broker determined acceptable to the Administrator for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee. Each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Administrator and instruction and authorization to such broker to complete the transactions described in the preceding sentence.

9.9 Amendment of Award; Repricing.

(a) The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6.

(b) The Administrator may, subject to approval by the stockholders of the Company if required by Applicable Laws, (i) reduce the exercise price of outstanding Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or (iii) take such other action that is considered a “repricing” for purposes of Applicable Laws.

9.10 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (a) all Award conditions have been met or removed to the Administrator’s satisfaction, (b) as determined by the Administrator, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares.

9.11 Acceleration. The Administrator may at any time provide that an Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

Article X

MISCELLANEOUS

10.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

10.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

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10.3 Effective Date and Term of Plan. The Plan will become effective on the Effective Date and, unless earlier terminated by the Board, will remain in effect until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no Shares approved for issuance under the Plan remain available to be granted under new Awards or (b) the tenth (10th) anniversary of the earlier of the date the Plan is approved by the Board or the date the Plan is approved by the Company’s stockholders. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan.

10.4 Amendment of Plan. The Board and the Administrator may each amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination or expiration of the Plan’s term. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employment, employee benefits or other matters.

10.6 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A, or (ii) comply with Section 409A. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Termination of Service of a Participant. For purposes of this Plan or any Award Agreement relating to an Award that constitutes “nonqualified deferred compensation” under Section 409A, references to a “termination,” “termination of employment,” Termination of Service or like terms means a “separation from service” (within the meaning of Section 409A).

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to such Participant’s “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such delay period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made. Furthermore, notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.

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10.7 Limitations on Liability. Notwithstanding any other provision of the Plan or any Award Agreement, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan or any Award because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan or any Award unless arising from such person’s own fraud or bad faith.

10.8 Lock-Up Period. The Company may, at the request of any underwriter representative, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

10.9 Data Privacy.

(a) As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares or securities held by the Participant in the Company or its Subsidiaries and Affiliates; and any Award details, to implement, manage and administer the Plan and Awards (the “Data”).

(b) The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the jurisdiction where the Participant is located or elsewhere, and the jurisdiction where the Participant is located may have different data privacy laws and protections than the jurisdiction where the recipient is located. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares.

(c) The Company may cancel a Participant’s ability to participate in the Plan and, in the Administrator’s discretion, forfeit any outstanding Awards if the Participant withdraws the consents in this Section 10.9. For more information on the consequences of withdrawing consent, Participants may contact their local human resources representative.

10.10 Severability. If any portion of the Plan, or any action taken under it, is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

10.11 Governing Documents. If any conflict occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

10.12 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Nevada, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Nevada.

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10.13 Forfeiture Events; Claw-back Provisions.

(a) The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a Participant’s Termination of Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries and Affiliates.

(b) All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives related to an Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back, recovery, or recoupment policy as in effect from time to time, including any policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder). In addition, the Administrator may include such other claw-back, recovery, or recoupment provisions in an Award Agreement as it determines is necessary or appropriate.

10.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15 Conformity to Securities Laws. As a condition for receiving any Award, each Participant acknowledges that the Plan and each Award is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16 Relationship to Other Benefits. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. No payment under the Plan will be considered part of a Participant’s salary or compensation or taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, severance, resignation, redundancy or other end of service payments, or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

10.17 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or any Award, including amounts to be paid under Section 9.5(b)(iii): (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any sale; (d) to the extent the Company or its designee receives sale proceeds that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for a sale at any particular price; and (f) in the event the proceeds of a sale are insufficient to satisfy the Participant’s obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

10.18 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Administrator shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

10.19 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Shares or whether any fractional Shares should be rounded, forfeited or otherwise eliminated.

10.20 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3 (or any other rule promulgated under Section 16 of the Exchange Act) and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 10.20, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

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Article XI

DEFINITIONS

As used in the Plan, the following words and phrases will have the following meanings:

11.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

11.2 “Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

11.3 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws and rules of any country or other jurisdiction where Awards are granted.

11.4 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents or Other Stock or Cash Based Awards.

11.5 “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the Plan.

11.6 “Board” means the Board of Directors of the Company.

11.7 “Cause” means (a) if a Participant is a party to a written offer letter, employment, severance, consulting, or similar agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term “cause” is defined (a “Relevant Agreement”), “cause” as defined in the Relevant Agreement, and (b) if no Relevant Agreement exists, (i) the Participant’s dishonest statements or acts with respect to the Company or any of its Subsidiaries or Affiliates, or any of their current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of, or plea of guilty or nolo contendere to (A) a felony (or crime of similar magnitude under Applicable Laws outside the United States) or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform his or her assigned duties and responsibilities to the reasonable satisfaction of the Company, which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any of its Subsidiaries or Affiliates; (v) the Participant’s violation of any provision of any agreement(s) between the Participant and the Company or any of its Subsidiaries or Affiliates relating to non-competition, non-solicitation, nondisclosure, confidentiality, assignment of inventions or other similar restrictive covenant; (vi) the Participant’s material violation of any written policies or codes of conduct of the Company or any of its Subsidiaries or Affiliates, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; or (vii) the Participant’s conduct that brings or is reasonably likely to bring the Company or any of its Subsidiaries or Affiliates negative publicity or into public disgrace, embarrassment, or disrepute.

11.8 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

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(b) During any twelve (12) month period, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election to the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the twelve (12) month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (i) a merger, consolidation, reorganization, or business combination; (ii) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (iii) the acquisition of assets or stock of another entity, in each case other than a transaction:

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent, directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, where “Successor Entity” means the Company or the person that owns or controls all or substantially all of the Company’s assets as a result of the transaction or otherwise succeeds to the business of the Company, and

(B) after which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that constitutes “nonqualified deferred compensation” under Section 409A, to the extent necessary to avoid taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5), shall be consistent with such regulation.

11.9 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

11.10 “Committee” means one or more committees or subcommittees of the Board or otherwise consisting of one or more Directors (or executive officers, to the extent Applicable Laws permit). To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award that is otherwise validly granted under the Plan.

11.11 “Common Stock” means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Administrator from time to time in substitution thereof.

11.12 “Company” means Titan Environmental Solutions Inc., a Nevada corporation, or any successor.

11.13 “Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (a) renders bona fide services to the Company (or its parent or Subsidiary); (b) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (c) is a natural person.

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11.14 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

11.15 “Director” means a Board member.

11.16 “Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 5.7(c) hereof, the term “Disability” shall have the meaning ascribed to it within the meaning of Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option, the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any of its Subsidiaries or Affiliates in which the Participant participates.

11.17 “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of cash dividends paid on Shares.

11.18 “Effective Date” means the date as of which this Plan is adopted by the Board, subject to the approval of the Plan by the Company’s stockholders in accordance with Section 422 of the Code and the regulations promulgated thereunder. If such approval is not obtained, this Plan and any Awards granted under the Plan shall be null and void and of no force and effect.

11.19 “Employee” means any employee of the Company or any of its Subsidiaries.

11.20 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares or the share price of Common Stock and causes a change in the per share value of the Common Stock underlying outstanding Awards.

11.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

11.22 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (a) if the Common Stock is readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not readily tradable on an established securities market but is quoted on a national market or other quotation system, its Fair Market Value will be the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) if the Common Stock is not readily tradable on an established securities market, its Fair Market Value will be determined in good faith by the Administrator; provided, in any case the Administrator may determine the Fair Market Value in its discretion to the extent such determination does not constitute a “material revision” to the Plan under applicable stock exchange or stock market rules and regulations (or otherwise require stockholder approval).

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A to the extent necessary for an Award to comply with, or be exempt from, Section 409A. The Administrator’s determination of Fair Market Value shall be conclusive and binding on all persons.

11.23 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

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11.24 “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

11.25 “Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.

11.26 “Option” means an option to purchase Shares.

11.27 “Other Stock or Cash Based Awards” means Awards of cash, Shares, or other property that are valued wholly or partially by referring to, or are otherwise based on, Shares.

11.28 “Overall Share Limit” has the meaning set forth in Section 4.1.

11.29 “Participant” means a Service Provider who has been granted an Award.

11.30 “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales; revenue; sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit); profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow, free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; marketing initiatives; and other measures of performance selected by the Board or Administrator whether or not listed herein, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Administrator may provide for exclusion of the impact of an event or occurrence which the Administrator determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event, (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.

11.31 “Plan” means this Titan Environmental Solutions Inc. 2023 Equity Incentive Plan, as may be amended from time to time.

11.32 “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

11.33 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one or more Shares or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

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11.34 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

11.35 “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

11.36 “Securities Act” means the Securities Act of 1933, as amended.

11.37 “Service Provider” means an Employee, Consultant or Director.

11.38 “Shares” means shares of Common Stock.

11.39 “Stock Appreciation Right” means a stock appreciation right granted under Article V.

11.40 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

11.41 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

11.42 “Termination of Service” means the date the Participant ceases to be a Service Provider.

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